                                                                    Exhibit 4.1


--------------------------------------------------------------------------------




                              HONDA TITLING C L.P.,
                                       and
                              HONDA TITLING D L.P.,
                                 as Transferors,


                         U.S. BANK NATIONAL ASSOCIATION,
                                as Owner Trustee,


                            WILMINGTON TRUST COMPANY,
                           as Delaware Owner Trustee,


                                       and


                              THE BANK OF NEW YORK,
                              as Indenture Trustee


                          HONDA AUTO LEASE TRUST 1999-A
                 AUTO LEASE ASSET-BACKED NOTES AND CERTIFICATES





                       ----------------------------------


                      1999-A SECURITIZATION TRUST AGREEMENT


                            Dated as of July 1, 1999


                      -------------------------------------




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01      Definitions.....................................................................................5
Section 1.02      Interpretive Provisions.........................................................................6

                                   ARTICLE TWO

           CREATION OF TRUST; ESTABLISHMENT OF SUBI SECURITIES ACCOUNT

Section 2.01      Creation of Trust; Establishment of SUBI Securities Account.....................................6
Section 2.02      Office..........................................................................................7
Section 2.03      Appointment of Owner Trustees...................................................................7
Section 2.04      Conveyance of the 1999-A SUBI Certificates......................................................8
Section 2.05      Purposes and Powers.............................................................................9
Section 2.06      Acceptance by the 1999-A Owner Trustee.........................................................11
Section 2.07      Title to Trust Property........................................................................11
Section 2.08      Situs of Trust.................................................................................11
Section 2.09      Tax Reporting..................................................................................12
Section 2.10      Transfer of Collections........................................................................12
Section 2.11      Conveyance of the 1999-A Residual Value Insurance Certificates.................................12

                                  ARTICLE THREE

            ACCOUNTS; DISTRIBUTIONS; THE RESERVE FUND; STATEMENTS TO
                                SECURITYHOLDERS

Section 3.01      1999-A Note Distribution Account; 1999-A Certificate Distribution Account; 1999-A
                  Residual Value Insurance Proceeds Account; Reserve Fund........................................14
Section 3.02      Collections....................................................................................15
Section 3.03      Distributions..................................................................................16
Section 3.04      The Reserve Fund...............................................................................22
Section 3.05      Statements to Securityholders..................................................................28
Section 3.06      Agreement to Transfer Residual Value Insurance Proceeds........................................31

                                  ARTICLE FOUR

                                  CERTIFICATES

Section 4.01      The Certificates...............................................................................32
Section 4.02      Authentication and Delivery of Certificates....................................................32

                                TABLE OF CONTENTS
                                  (CONTINUED)

Section 4.03      No Transfer of the Certificates................................................................32
Section 4.04      Mutilated, Destroyed, Lost or Stolen Certificates..............................................32
Section 4.05      Persons Deemed Owners..........................................................................33

                                  ARTICLE FIVE

                                 THE TRANSFERORS

Section 5.01      Representations of the Transferors.............................................................33
Section 5.04      Limitation on Liability of the Transferors and Others..........................................37
Section 5.05      The Transferors May Own Notes..................................................................37
Section 5.06      No Transfer....................................................................................37
Section 5.07      Tax Matters Partner............................................................................37

                                   ARTICLE SIX

                            THE 1999-A OWNER TRUSTEE

Section 6.01      Duties of the 1999-A Owner Trustee and the Delaware Owner Trustee..............................38
Section 6.02      Certain Matters Affecting the 1999-A Owner Trustee and the Delaware Owner Trustee..............40
Section 6.03      1999-A Owner Trustee and Delaware Owner Trustee Not Liable for Notes, Certificates or
                  Leases.........................................................................................40
Section 6.04      1999-A Owner Trustee May Own Securities........................................................41
Section 6.05      1999-A Owner Trustee's Fees and Expenses.......................................................41
Section 6.06      Eligibility Requirements for 1999-A Owner Trustee..............................................42
Section 6.07      Resignation or Removal of 1999-A Owner Trustee; Resignation of Delaware Owner Trustee..........42
Section 6.08      Successor 1999-A Owner Trustee or Delaware Owner Trustee.......................................43
Section 6.09      Merger or Consolidation of 1999-A Owner Trustee or Delaware Owner Trustee......................44
Section 6.10      Appointment of Co-Trustee or Separate 1999-A Owner Trustee.....................................44
Section 6.11      Representations and Warranties of 1999-A Owner Trustee.........................................45
Section 6.12      Tax Returns....................................................................................46
Section 6.13      1999-A Owner Trustee May Enforce Claims Without Possession of the Certificates.................46
Section 6.14      Suit for Enforcement...........................................................................46
Section 6.15      Rights of 1999-A Indenture Trustee to Direct 1999-A Owner Trustee..............................47
Section 6.16      No Petition....................................................................................47
Section 6.17      Authority to Execute...........................................................................47
Section 6.18      Management of the 1999-A Securitization Trust..................................................48
Section 6.19      Negative Pledge................................................................................48

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                  ARTICLE SEVEN

                                   TERMINATION

Section 7.01      Dissolution and Termination of the 1999-A Securitization Trust.................................48
Section 7.02      Optional Purchase of 1999-A SUBI Certificates..................................................49

                                  ARTICLE EIGHT

                                   TAX MATTERS

Section 8.01      Tax and Accounting Characterization............................................................49

                                  ARTICLE NINE

                            MISCELLANEOUS PROVISIONS

Section 9.01      Amendment......................................................................................50
Section 9.02      Protection of Title to 1999-A Securitization Trust.............................................52
Section 9.03      Limitations on Rights of Others................................................................53
Section 9.04      Notices........................................................................................53
Section 9.05      Severability of Provisions.....................................................................53
Section 9.06      Counterparts...................................................................................53
Section 9.07      Successors and Assigns.........................................................................53
Section 9.08      No Recourse....................................................................................54
Section 9.09      Headings.......................................................................................54
Section 9.10      Governing Law..................................................................................54
Section 9.11      Certificates Nonassessable and Fully Paid......................................................54

                                    EXHIBITS

Exhibit A -    Form of Certificate..................................   A-1
Exhibit B -    Form of Certificate of Trust.........................   B-1

                      1999-A SECURITIZATION TRUST AGREEMENT

         This 1999-A SECURITIZATION TRUST AGREEMENT, dated as of July 1, 1999 (as it may be amended, supplemented or restated from time to time, the "1999-A Securitization Trust Agreement"), is made with respect to the formation of the HONDA AUTO LEASE TRUST 1999-A (the "1999-A Securitization Trust"), by and among HONDA TITLING C L.P., a Delaware limited partnership ("HTC LP"), HONDA TITLING D L.P., a Delaware limited partnership ("HTD LP" and, together with HTC LP, the "Transferors"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), as owner trustee (in such capacity, the "1999-A Owner Trustee"), WILMINGTON TRUST COMPANY, a Delaware corporation, as Delaware owner trustee (in such capacity, the "Delaware Owner Trustee"), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (in such capacity, the "1999-A Indenture Trustee").

                                    RECITALS

            A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meanings given in the Agreement of Definitions described in Section 1.01 hereof.

            B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

            C. Concurrently herewith, HTA LP and HTB LP, as Grantors and UTI Beneficiaries, HTC LP and HTD LP, as Transferors, the Servicer, the Origination Trustee, the Delaware Trustee and U.S. Bank, as Trust Agent and, for certain limited purposes set forth therein, as 1999-A Owner Trustee, are entering into that certain 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A SUBI Supplement"), pursuant to which the parties thereto have agreed to supplement the terms of the Origination Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio"),

(ii) allocate such 1999-A SUBI Assets, along with interests in the 1999-A Residual Value Insurance Proceeds, to a SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), (iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA LP one certificate representing a 98.01% interest in the 1999-A SUBI Assets (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and (b) HTB LP one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI Assets (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

            D. Pursuant to the 1999-A SUBI Supplement, the parties hereto and thereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to that certain 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, among HTA LP, HTB LP, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the 1999-A Residual Value Insurance Co-Trustee and the 1999-A Securities Intermediary (the "1999-A Securities Accounts Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

            E. Concurrently herewith, the Origination Trustee, on behalf of the Origination Trust, and the Servicer are entering into the 1999-A Servicing Supplement, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement") pursuant to which, among other things, the terms of the Origination Trust Agreement and the Servicing Agreement, dated April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust will be supplemented insofar as they apply solely to the servicing of the 1999-A SUBI Sub-Trust created by the 1999-A SUBI Supplement to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI created by the 1999-A SUBI Supplement.

            F. Concurrently herewith, the UTI Beneficiaries, HTC LP and HTD LP are entering into that certain 1999-A SUBI Certificates Purchase and Sale Agreement, dated as of July 1, 1999 (the "1999-A SUBI Certificates Purchase and Sale Agreement"), pursuant to which the UTI Beneficiaries will sell, without recourse, to HTC LP and HTD LP, all of their respective right, title and interest in and to the 1999-A SUBI Assets and the HTA LP/HTB LP 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the interest in the 1999-A SUBI Assets, and all proceeds thereof from and after July 1, 1999. In connection therewith, and concurrently herewith and therewith,
(1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI Assets at the close of business on June 30, 1999 (the "Cutoff Date"), based on their respective share of the 1999-A SUBI Assets less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by HTC LP and HTD LP.

            G. Concurrently herewith, the 1999-A Securities Intermediary will, by book-entry registration, reallocate the beneficial interests represented by the HTA LP/HTB LP 1999-A SUBI Certificates such that such beneficial interests shall be represented by four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI Assets (the "HTC LP 1999-A SUBI Certificate"), (ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI Assets (the "HTD LP 1999-A SUBI Certificate" and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"), (iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI Assets (the "HTC LP Retained 1999-A SUBI Certificate") and (iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI Assets (the "HTD LP Retained 1999-A SUBI Certificate" and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

            H. Concurrently herewith, pursuant to the 1999-A SUBI Supplement, the parties thereto have agreed to cause the Origination Trustee to create and issue to or to the order of (i) HTA LP one certificate (the "HTA LP/HTC LP 1999-A Residual Value Insurance Certificate") representing a 98.01% interest in the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds (the "1999-A Residual Value Insurance Proceeds"); (ii) HTA LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTA LP/HTD LP 1999-A Residual Value Insurance Certificate"); (iii) HTB LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTC LP 1999-A Residual Value Insurance Certificate"); and (iv) HTB LP one certificate representing a 0.01% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTD LP 1999-A Residual Value Insurance Certificate" and, together with the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the "1999-A Residual Value Insurance Certificates").

            I. Concurrently herewith, pursuant to the 1999-A SUBI Certificates Purchase and Sale Agreement, the parties thereto have agreed that HTA LP and HTB LP will transfer, without recourse, to HTC LP and HTD LP all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, all monies due thereon and paid thereon in respect thereof and all proceeds thereof. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, all consideration of the delivery by HTC LP and HTD LP to HTA LP and HTB LP of the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes.

            J. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

            K. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

            L. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the "99.8% 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A Securities Intermediary to debit the 99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to the 1999-A Securitization Trust relating to the Securitization involving the 1999-A SUBI.

            M. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust (the "1999-A Residual Value Insurance Securities Account") pursuant to the 1999-A Securities

Accounts Control Agreement, into which (1) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and (2) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account.

            N. The parties hereto desire to enter into this 1999-A Securitization Trust Agreement to continue the 1999-A Securitization Trust created pursuant to the Trust Agreement, dated as of March 4, 1999 by and among HTC LP, the 1999-A Owner Trustee and the Delaware Trustee and by the filing of the Certificate of Trust of the 1999-A Securitization Trust with the Secretary of State of the State of Delaware on March 4, 1999, pursuant to which HTC LP and HTD LP will transfer the 1999-A SUBI Certificates to the 1999-A Securitization Trust and, in exchange therefor, the 1999-A Securitization Trust will pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in connection with the Securitization pursuant to the Indenture and will issue the Certificates and deliver the Notes representing interests in the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust which will be secured by the 1999-A SUBI Certificates. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively

            O. Also pursuant to this 1999-A Securitization Trust Agreement, HTC LP and HTD LP will transfer, without recourse, to the 1999-A Residual Value Insurance Co-Trust all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, in consideration of the delivery by the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes.

            P. Concurrently herewith, the 1999-A Indenture Trustee and the 1999-A Securitization Trust are entering into that certain indenture, dated as of July 1, 1999 (the "Indenture"), pursuant to which the 1999-A Indenture Trustee will issue the Notes and the 1999-A Securitization Trust will grant a security interest in all of the assets held by the 1999-A Securitization Trust (excluding any interest in respect of the 1999-A Residual Value Insurance Co-Trust), including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the 1999-A Securitization Trust's obligations under the Indenture.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE
                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this 1999-A Securitization Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement of Definitions (as it may be amended, supplemented or restated from time to time, the "Agreement of Definitions"), dated as of July 1, 1999, by and among the Origination Trustee, the Delaware Trustee, HTA LP, HTB LP, HTC LP, HTD LP, the Servicer, the Delaware Owner Trustee, the 1999-A Indenture Trustee and U.S. Bank, as trust agent and as owner trustee;

PROVIDED, HOWEVER, in the event of any conflict between a definition set forth both herein and the Agreement of Definitions, the definition set forth herein shall prevail.

         Section 1.02 INTERPRETIVE PROVISIONS. For all purposes of this 1999-A Securitization Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this 1999-A Securitization Trust Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 1999-A Securitization Trust Agreement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this 1999-A Securitization Trust Agreement as a whole and not to any particular part, Article or Section within this 1999-A Securitization Trust Agreement, (iv) references to a section such as "Section 2.01" or an Article such as "Article Two" shall refer to the applicable Section or Article of this 1999-A Securitization Trust Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation",
(vi) the term "or" shall mean "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC, (viii) the phrase "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to refer to the Origination Trustee, acting on behalf of the Honda Lease Trust and all beneficiaries thereof, and (ix) the phrase "1999-A Owner Trustee, acting on behalf of the 1999-A Securitization Trust," or words of similar import, shall be deemed to refer to the 1999-A Owner Trustee, acting on behalf of the Honda Auto Lease Trust 1999-A and all beneficiaries thereof.

                                  ARTICLE TWO
                    CREATION OF TRUST; ESTABLISHMENT OF SUBI
                               SECURITIES ACCOUNT

         Section 2.01 CREATION OF TRUST; ESTABLISHMENT OF SUBI SECURITIES
ACCOUNT.

         (a) CREATION OF TRUST. Upon the execution of this 1999-A Securitization Trust Agreement by the parties hereto, there is hereby continued the "Honda Auto Lease Trust 1999-A". It is the intention of the parties hereto that the 1999-A Securitization Trust constitute a business trust under the Business Trust Statute and that this 1999-A Securitization Trust Agreement constitute the governing instrument of such business trust.

         (b) (i) THE 1999-A NOTE SECURITIZATION TRUST AS A SEPARATE SERIES. A separate series of the 1999-A Securitization Trust shall be established as provided in Section 3806(b)(2) of the Business Trust Statute and shall be known as the "1999-A Note Securitization Trust". The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the 1999-A Note Securitization Trust or the assets held thereby shall be enforceable against the assets held by the 1999-A Note Securitization Trust only, and not against the assets of the 1999-A Securitization Trust generally or against the assets held by any other series of the 1999-A Securitization Trust. Separate and distinct records shall be maintained for the 1999-A Note Securitization Trust, and the assets held by the 1999-A Note Securitization Trust shall be held and accounted for separately from the other assets of the 1999-A Securitization Trust or any other series of the 1999-A Securitization Trust.

            (ii) THE 1999-A RESIDUAL VALUE INSURANCE CO-TRUST AS A SEPARATE SERIES. A separate series of the 1999-A Securitization Trust shall be established as provided in Section

3806(b)(2) of the Business Trust Statute and shall be known as the "1999-A Residual Value Insurance Co-Trust". The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the 1999-A Residual Value Insurance Co-Trust or the assets held thereby shall be enforceable against the assets held by the 1999-A Residual Value Insurance Co-Trust only, and not against the assets of the 1999-A Securitization Trust generally or against the assets held by any other series of the 1999-A Securitization Trust. Separate and distinct records shall be maintained for the 1999-A Residual Value Insurance Co-Trust, and the assets held by the 1999-A Residual Value Insurance Co-Trust shall be held and accounted for separately from the other assets of the 1999-A Securitization Trust or any other series of the 1999-A Securitization Trust.

         (c) ESTABLISHMENT OF 99.8% 1999-A SUBI SECURITIES ACCOUNT.

                  (i) Pursuant to the 1999-A Securities Accounts Control Agreement, a securities account (as such term is defined in Section 8-501(a) of the UCC) (the "99.8% 1999-A SUBI Securities Account") will be established by and maintained with U.S. Bank, in its capacity as the 1999-A Securities Intermediary, for the benefit of the 1999-A Securitization Trust.

                  (ii) HTC LP and HTD LP shall direct the 1999-A Securities Intermediary to credit to the 99.8% 1999-A SUBI Securities Account the interests in the 1999-A SUBI Certificates transferred, assigned or otherwise conveyed by HTC LP and HTD LP as described in Section 2.04.

         (d) ESTABLISHMENT OF 1999-A RESIDUAL VALUE INSURANCE SECURITIES
ACCOUNT.

                  (i) Pursuant to the 1999-A Securities Accounts Control Agreement, a securities account (as such term is defined in Section 8-501(a) of the UCC) (the "1999-A Residual Value Insurance Securities Account") will be established by and maintained with U.S. Bank, in its capacity as the 1999-A Securities Intermediary, for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust.

                  (ii) HTC LP and HTD LP shall direct the 1999-A Securities Intermediary to credit to the 1999-A Residual Value Insurance Securities Account the interests in the 1999-A Residual Value Insurance Certificates transferred, assigned or otherwise conveyed by HTC LP and HTD LP as described in Section 2.11.

         Section 2.02 OFFICE. The chief executive office and principal place of business of the 1999-A Securitization Trust shall be in care of the 1999-A Owner Trustee, initially at the Corporate Trust Office and thereafter at such other address in the United States as the 1999-A Owner Trustee may designate by written notice to the Certificateholders, the Noteholders, HTC LP, HTD LP, the Delaware Owner Trustee and the 1999-A Indenture Trustee.

Section 2.03 APPOINTMENT OF OWNER TRUSTEES. HTC LP and HTD LP hereby appoint the 1999-A Owner Trustee as trustee of the 1999-A Securitization Trust and appoint the Delaware Owner Trustee as the co-trustee of the 1999-A Securitization Trust, in each case with respect to both the 1999-A Note Securitization Trust and the 1999-A Residual Value Insurance

Co-Trust, and in each case effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the 1999-A Owner Trustee and the Delaware Owner Trustee hereby accept such appointment. The 1999-A Owner Trustee and the Delaware Owner Trustee shall file the Certificate of Trust with the Delaware Secretary of State.

         Section 2.04 CONVEYANCE OF THE 1999-A SUBI CERTIFICATES.

         (a) CONVEYANCE TO THE 1999-A OWNER TRUSTEE. In consideration of the 1999-A Securitization Trust's delivery to HTC LP and HTD LP of (i) executed and authenticated Notes, in authorized denominations in the aggregate equal to the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class A-5 Note Balance, the Initial Class B Note Balance and the Initial Class C Note Balance, and (ii) executed and authenticated Certificates, HTC LP and HTD LP do hereby transfer, assign and otherwise convey to the 1999-A Owner Trustee, in trust for the benefit of the Noteholders and the Certificateholders, to the full extent of HTC LP's and HTD LP's interest therein, without recourse (subject to HTC LP's and HTD LP's obligations herein):

                  (i) all right, title and interest of HTC LP in and to the HTC LP 1999-A SUBI Certificate, the rights in and benefits of the HTC LP 1999-A SUBI Interest evidenced by the HTC LP 1999-A SUBI Certificate and all monies due thereon and paid thereon or in respect thereof on and after the Cutoff Date; PROVIDED, HOWEVER, that the transfer of such HTC LP 1999-A SUBI Certificate may be uncertificated and evidenced solely by book-entry registration of such transfer;

                  (ii) all right, title and interest of HTD LP in and to the HTD LP 1999-A SUBI Certificate, the rights in and benefits of the HTD LP 1999-A SUBI Interest evidenced by the HTD LP 1999-A SUBI Certificate and all monies due thereon and paid thereon or in respect thereof on and after the Cutoff Date; PROVIDED, HOWEVER, that the transfer of such HTD LP 1999-A SUBI Certificate may be uncertificated and evidenced solely by book-entry registration of such transfer;

                  (iii) the right to realize upon any property that may be deemed to secure the foregoing;

                  (iv) all rights accruing to the holder of the 1999-A SUBI Certificates under the 1999-A SUBI Supplement, the Origination Trust Agreement, the 1999-A Servicing Supplement, the Servicing Agreement, this 1999-A Securitization Trust Agreement and the 1999-A SUBI Certificates Purchase and Sale Agreement;

                  (v) all rights accruing to the holder of the 1999-A SUBI Certificates as a beneficiary of amounts held in the 1999-A SUBI Accounts; and

                  (vi) all proceeds of the foregoing; PROVIDED, HOWEVER, that all monies and payments due or payable under the Residual Value Insurance Policy or any other residual value insurance policies applicable to the 1999-A Leased Vehicles or the 1999-A Contracts and the right to receive such payments and monies are being transferred to the 1999-A Residual Value Insurance Co-Trust and are not hereby transferred, assigned or otherwise conveyed to the 1999-A Note Securitization Trust nor will they, under any circumstances, be subject to the Lien of the 1999-A Securitization Trust or any claim by the 1999-A Note Securitization Trust.

         (b) GRANT OF SECURITY INTEREST.

                  (i) The parties hereto intend that the transfer of the 1999-A SUBI Certificates to the 1999-A Securitization Trust hereunder be a sale. In the event that the transfers hereunder of the 1999-A SUBI Certificates are for any reason not considered a sale, each of HTC LP and HTD LP hereby also grants to the 1999-A Owner Trustee a security interest in all of its right, title and privileges and interest in and to the foregoing (exclusive of the monies and payments referred to in Section 2.04(a)(v)), and the 1999-A Owner Trustee shall have all the rights, powers and privileges thereto and therein of a secured party under the Delaware UCC.

                  (ii) Pursuant to the Indenture, the 1999-A Securitization Trust shall grant to the 1999-A Indenture Trustee, for the benefit of the Noteholders, a security interest in the 1999-A SUBI Certificates and the related property set forth in Section 2.04(a).

         (c) TERMINATION. The rights and powers granted herein to the 1999-A Owner Trustee have been granted in order to perfect its security interests in the assets referred to in Section 2.04(a), are powers coupled with an interest and will not be affected either by the bankruptcy of any other person or entity or by the lapse of time. The obligations of the 1999-A Securities Intermediary hereunder shall continue in effect until the security interests of the 1999-A Owner Trustee in the 99.8% 1999-A SUBI Securities Account have been terminated pursuant to the terms of this 1999-A Securitization Trust Agreement and the 1999-A Owner Trustee has notified the 1999-A Securities Intermediary of such termination in writing. Upon (i) a termination of this 1999-A Securitization Trust Agreement pursuant to Section 7.01(a)(i) or (iii), the 1999-A Owner Trustee is hereby authorized to convey all interest in (x) the HTC LP 1999-A SUBI Certificate and the HTC LP 1999-A SUBI Interest evidenced thereby to HTC LP and (y) the HTD LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Interest evidenced thereby to HTD LP, and (ii) a termination of this 1999-A Securitization Trust Agreement pursuant to Section 7.01(a)(ii) or a repurchase of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates by the Servicer pursuant to Section 7.02, the 1999-A Owner Trustee is hereby authorized to convey to the Servicer all interests in the 1999-A SUBI Certificates and the 1999-A SUBI Interest evidenced thereby. Upon a termination of this 1999-A Securitization Trust Agreement pursuant to Section 7.01(a)(iv), the 1999-A Owner Trustee is hereby authorized to convey, as applicable, all interests in the 1999-A SUBI Certificates and the 1999-A SUBI Interest evidenced thereby to the purchaser thereof. The 1999-A Owner Trustee shall not be responsible for or have any liability with respect to any losses incurred in connection with any such liquidation, other than as a result of its own negligence or willful misfeasance.

         Section 2.05 PURPOSES AND POWERS.

         (a) As permitted by Section 3806(b)(2) of the Business Trust Statute, the 1999-A Note Securitization Trust and the 1999-A Residual Value Insurance Co-Trust are each designated as a series of the 1999-A Securitization Trust and shall have separate business purposes and powers as set forth in subsections (b) and (c) of this Section 2.05.

         (b) The sole purpose of the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust is to conserve the 1999-A Securitization Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Certificateholders and the Noteholders and, in furtherance of such purpose, to engage in the following ministerial activities:

                  (i) to acquire the 1999-A SUBI Certificates and the other property of the 1999-A Securitization Trust Estate with respect to the 1999-A Note Securitization Trust from HTC LP and HTD LP in exchange for the issuance and delivery of the Notes and the Certificates;

                  (ii) to issue the Certificates pursuant to this 1999-A Securitization Trust Agreement, to pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in exchange for the executed and authenticated Notes and to deliver to, or upon the order of, HTC LP and HTD LP the executed Notes and the Certificates;

                  (iii) to pay interest on and principal of the Notes and the Certificates;

                  (iv) to assign, grant, transfer, pledge, mortgage and convey to the 1999-A Indenture Trustee the 1999-A SUBI Certificates pursuant to the Indenture as security for the Notes and to hold, manage and distribute to the Certificateholders pursuant to the terms of this 1999-A Securitization Trust Agreement any portion of the 1999-A Securitization Trust Estate released from the Lien of, and remitted to the 1999-A Securitization Trust pursuant to, the Indenture;

                  (v) to enter into and perform its obligations under the 1999-A Securitization Documents to which the 1999-A Securitization Trust is a party;

                  (vi) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the 1999-A Securitization Documents, to engage in such other activities as may be required in connection with conserving the 1999-A Securitization Trust Estate and making distributions to the Noteholders and the Certificateholders.

         The 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this 1999-A Securitization Trust Agreement or the other 1999-A Securitization Documents.

         (c) The sole purpose of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust is to conserve the 1999-A Residual Value Insurance Certificates and the 1999-A Residual Value Insurance Proceeds represented thereby and collect and disburse the periodic income therefrom in accordance with the terms of the Co-Trust Insurance Premium Subordinated Notes and, in furtherance of such purpose, to engage in the following ministerial activities:

                  (i) to acquire the 1999-A Residual Value Insurance Certificates from HTC LP and HTD LP in exchange for the issuance and delivery to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes;

                  (ii) to enter into and perform its obligations under the 1999-A Securitization Documents to which the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust is a party; and

                  (iii) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or that are incidental thereto or connected therewith

         The 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this 1999-A Securitization Trust Agreement or the other 1999-A Securitization Documents.

         (d) The 1999-A Securitization Trust shall not engage in any activity other than as required or permitted by clauses (b) and (c) of this Section 2.05.

         Section 2.06 ACCEPTANCE BY THE 1999-A OWNER TRUSTEE. The 1999-A Owner Trustee hereby accepts on behalf of the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust all consideration conveyed by HTC LP and HTD LP pursuant to Section 2.04(a) and declares that the 1999-A Owner Trustee shall hold such consideration in trust as herein set forth for the benefit of the Noteholders and the Certificateholders, subject to the terms and provisions of this 1999-A Securitization Trust Agreement and the Indenture. In accepting the 1999-A SUBI Certificates, the 1999-A Owner Trustee hereby releases all claims to the Trust Assets allocated to the UTI Sub-Trust or any other Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Trust Assets allocated thereto.

         Section 2.07 TITLE TO TRUST PROPERTY. Legal title to the 1999-A Securitization Trust Estate shall be vested at all times in the 1999-A Securitization Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the 1999-A Securitization Trust Estate to be vested in a trustee, in which case title shall be deemed to be vested in the 1999-A Owner Trustee, a co-trustee or a separate trustee, as the case may be.

         Section 2.08 SITUS OF TRUST. The 1999-A Securitization Trust shall be located in the State of Delaware and administered in the State of Illinois. All bank accounts maintained by the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust shall be located in California, Delaware, Illinois or New York. The 1999-A Securitization Trust shall not have any employees in any state other than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the 1999-A Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the 1999-A Securitization Trust only in California, Delaware, Illinois or New York and payments shall be made by the 1999-A Securitization Trust only from California, Delaware, Illinois or New York.

         Section 2.09 TAX REPORTING. Unless otherwise required by appropriate tax authorities, the 1999-A Securitization Trust shall not file or cause to be filed annual or other income or franchise tax returns and shall not be required to obtain any taxpayer identification number.

         Section 2.10 TRANSFER OF COLLECTIONS. The parties hereto acknowledge that the Origination Trustee, on behalf of the Origination Trust, has made a complete transfer to the 1999-A Owner Trustee of the Collections in respect of the 1999-A SUBI Assets contained in all accounts maintained by the Origination Trustee (excluding 1999-A Residual Value Insurance Proceeds or any proceeds from any other residual value insurance policies) and, except as provided in this 1999-A Securitization Trust Agreement, the 1999-A SUBI Supplement and the 1999-A Servicing Supplement, neither the Origination Trustee nor the Servicer has any right to direct such funds to a third party or to receive such funds (other than to receive such funds pursuant to an investment thereof in Eligible Investments on which Origination Trustee is the obligor).

         Section 2.11 CONVEYANCE OF THE 1999-A RESIDUAL VALUE INSURANCE CERTIFICATES.

         (a) CONVEYANCE TO THE 1999-A RESIDUAL VALUE INSURANCE CO-TRUST. In consideration of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust's delivery to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes, HTC LP and HTD LP do hereby transfer, assign and otherwise convey to the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust, to the full extent of HTC LP's and HTD LP's interest therein, without recourse (subject to HTC LP's and HTD LP's obligations herein):

                  (i) all right, title and interest of HTC LP in and to the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the rights in and benefits of the 1999-A Residual Value Insurance Proceeds evidenced by the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and all monies due thereon and paid thereon or in respect thereof on and after the Cutoff Date; PROVIDED, HOWEVER, that the transfer of the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate may be uncertificated and evidenced solely by book-entry registration of such transfer;

                  (ii) all right, title and interest of HTD LP in and to the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate, the rights in and benefits of the 1999-A Residual Value Insurance Proceeds evidenced by the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate and all monies due thereon and paid thereon or in respect thereof on and after the Cutoff Date; PROVIDED, HOWEVER, that the transfer of the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate may be uncertificated and evidenced solely by book-entry registration of such transfer;

                  (iii) the right to realize upon any property that may be deemed to secure the foregoing;

                  (iv) all rights accruing to the holder of the 1999-A Residual Value Insurance Certificates under the 1999-A SUBI Supplement, this 1999-A Securitization Trust Agreement, the 1999-A Servicing Supplement and the 1999-A SUBI Certificates Purchase and Sale Agreement; and

                  (v) all proceeds of the foregoing.

         (b) TERMINATION. Upon a termination of this 1999-A Securitization Trust Agreement pursuant to Section 7.01(a)(i), (ii) or (iii) or a repurchase of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates by the Servicer pursuant to Section 7.02, the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust is hereby authorized to convey all interest in (x) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the interests in the 1999-A Residual Value Insurance Proceeds evidenced thereby to HTC LP and (y) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate and the interests in the 1999-A Residual Value Insurance Proceeds evidenced thereby to HTD LP. Upon a termination of this 1999-A Securitization Trust Agreement pursuant to
Section 7.01(a)(iv), the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust is hereby authorized to convey, as applicable, all interests in the 1999-A Residual Value Insurance Certificates and the interests in the 1999-A Residual Value Insurance Proceeds evidenced thereby to the purchaser thereof. The 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust shall not be responsible for or have any liability with respect to any losses incurred in connection with any such liquidation, other than as a result of its own negligence or willful misfeasance.

         (c) ACCEPTANCE. The 1999-A Owner Trustee hereby accepts on behalf of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust all consideration conveyed by HTC LP and HTD LP pursuant to
Section 2.11(a). In accepting the 1999-A Residual Value Insurance Certificates, the 1999-A Owner Trustee hereby releases all claims to the residual value insurance proceeds allocated to the UTI Sub-Trust or any other Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against such residual value insurance proceeds allocated thereto.

         (d) TITLE TO TRUST PROPERTY. Legal title to the 1999-A Residual Value Insurance Certificates and the 1999-A Residual Value Insurance Proceeds represented thereby shall be vested at all times in the 1999-A Securitization Trust as a separate legal entity and, more specifically, in the 1999-A Residual Value Insurance Co-Trust as a separate series of the 1999-A Securitization Trust, except where applicable law in any jurisdiction requires title to any part of the 1999-A Residual Value Insurance Certificates or the 1999-A Residual Value Insurance Proceeds represented thereby to be vested in a trustee, in which case title shall be deemed to be vested in the 1999-A Owner Trustee, a co-trustee or a separate trustee, as the case may be.

                                 ARTICLE THREE
                   ACCOUNTS; DISTRIBUTIONS; THE RESERVE FUND;
                          STATEMENTS TO SECURITYHOLDERS

         Section 3.01 1999-A NOTE DISTRIBUTION ACCOUNT; 1999-A CERTIFICATE DISTRIBUTION ACCOUNT; 1999-A RESIDUAL VALUE INSURANCE PROCEEDS ACCOUNT; RESERVE FUND.

         (a) ESTABLISHMENT OF THE 1999-A NOTE DISTRIBUTION ACCOUNT. The 1999-A Indenture Trustee shall establish and maintain an Eligible Account with and in the name of the 1999-A Indenture Trustee for the benefit of the Noteholders, which account shall be designated the "1999-A Note Distribution Account". If for any reason the 1999-A Note Distribution Account is no longer an Eligible Account, the Servicer, with the assistance of the 1999-A Indenture Trustee, shall promptly cause the 1999-A Note Distribution Account to be moved to another institution or otherwise changed so that the 1999-A Note Distribution Account becomes an Eligible Account. The 1999-A Owner Trustee hereby grants a security interest in the 1999-A Note Distribution Account, all Eligible Investments therein and all proceeds of the foregoing to the 1999-A Indenture Trustee for the benefit of the Noteholders to secure the obligations of the 1999-A Securitization Trust under this 1999-A Securitization Trust Agreement to the 1999-A Indenture Trustee on behalf of the Noteholders.

         (b) ESTABLISHMENT OF THE 1999-A CERTIFICATE DISTRIBUTION ACCOUNT. Pursuant to Section 9.02(f) of the 1999-A Servicing Supplement, the Servicer, on behalf of the 1999-A Owner Trustee, shall establish and maintain an Eligible Account with and in the name of the 1999-A Owner Trustee for the benefit of the Certificateholders, which account shall be designated the "1999-A Certificate Distribution Account". If for any reason the 1999-A Certificate Distribution Account is no longer an Eligible Account, the Servicer, with the assistance of the 1999-A Owner Trustee, shall promptly cause the 1999-A Certificate Distribution Account to be moved to another institution or otherwise changed so that the 1999-A Certificate Distribution Account becomes an Eligible Account.

         (c) ESTABLISHMENT OF THE 1999-A RESIDUAL VALUE INSURANCE PROCEEDS ACCOUNT. The 1999-A Owner Trustee, on behalf of the 1999-A Residual Value Insurance Co-Trust, shall establish and maintain an Eligible Account with and in the name of the 1999-A Owner Trustee for the benefit of the 1999-A Residual Value Insurance Co-Trust, which account shall be designated the "1999-A Residual Value Insurance Proceeds Account". If for any reason the 1999-A Residual Value Insurance Proceeds Account is no longer an Eligible Account, the 1999-A Owner Trustee, with the assistance of the 1999-A Residual Value Insurance Co-Trust, shall promptly cause the 1999-A Residual Value Insurance Proceeds Account to be moved to another institution or otherwise changed so that the 1999-A Residual Value Insurance Proceeds Account becomes an Eligible Account.

         (d) ESTABLISHMENT OF THE RESERVE FUND. Pursuant to Section 3.04, the 1999-A Indenture Trustee shall establish and maintain an Eligible Account with and in the name of the 1999-A Indenture Trustee for the benefit of the Noteholders, HTC LP and HTD LP, which account shall be designated the "Reserve Fund". If for any reason the Reserve Fund is no longer an Eligible Account, the Servicer, with the assistance of the 1999-A Indenture Trustee, shall promptly cause the Reserve Fund to be moved to another institution or otherwise changed so that the Reserve Fund becomes an Eligible Account.

         Section 3.02 COLLECTIONS.

         (a) Pursuant to Section 13.01(b) of the 1999-A SUBI Supplement and
Section 9.02(h) of the 1999-A Servicing Supplement, on each Deposit Date the Servicer, acting on behalf of the 1999-A Owner Trustee, shall cause the transfer of Collections in respect of the 1999-A SUBI Assets (net of amounts that may be retained by the Servicer pursuant to the 1999-A Securitization Documents) to the 1999-A SUBI Collection Account, and, on each Distribution Date, pursuant to the instructions of the 1999-A Owner Trustee, shall cause the transfer of funds from the 1999-A SUBI Collection Account to (i) HTC LP and HTD LP in respect of the Retained 1999-A SUBI Certificates, (ii) either the 1999-A Note Distribution Account or the 1999-A Certificate Distribution Account in respect of the Notes and the Certificates, (iii) the Reserve Fund and (iv) any other recipient entitled to receive any such funds pursuant to Section 3.03. Such deposits shall be made in immediately available funds, no later than 3:00 p.m., New York City time, on the relevant Deposit Date or Distribution Date, as applicable.

         (b) The 1999-A Indenture Trustee shall retain, subject to the provisions of this 1999-A Securitization Trust Agreement and the other 1999-A Securitization Documents, all collections on or in respect of the 1999-A SUBI Interest transferred to the 1999-A Indenture Trustee, on behalf of the Noteholders, in accordance with such provisions, in the 1999-A Note Distribution Account or the Reserve Fund, as the case may be. The 1999-A Indenture Trustee shall be deemed to have possession of such monies and collections for purposes of Section 9-305 of the UCC of the jurisdiction in which such property is located.

         (c) The 1999-A Owner Trustee shall retain, subject to the provisions of this 1999-A Securitization Trust Agreement and the other 1999-A Securitization Documents, all collections on or in respect of the 1999-A SUBI Interest transferred to the 1999-A Owner Trustee, on behalf of the Certificateholders, in accordance with such provisions, in the 1999-A Certificate Distribution Account. The 1999-A Owner Trustee shall be deemed to have possession of such monies and collections for purposes of Section 9-305 of the UCC of the jurisdiction in which such property is located.

         (d) For so long as the relevant depository institution or trust company meets the requirements of Sections 3.01(a), (b) or (c), as applicable, all amounts in the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account or the Reserve Fund, as applicable, shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed by the Servicer pursuant to Section 9.02(k) of the 1999-A Servicing Supplement, in Eligible Investments (or, if the Servicer fails to give directions with respect to the 1999-A Note Distribution Account or the Reserve Fund, as provided in
Section 8.03(c) of the Indenture); otherwise such amounts shall be retained in
(1) Cash or Cash equivalents or (2) a money market fund offered by the Origination Trustee or an Affiliate of the Origination Trustee, the 1999-A Indenture Trustee or an Affiliate of the 1999-A Indenture Trustee or the 1999-A Owner Trustee or an Affiliate of the 1999-A Owner Trustee, in any case which money market fund meets the requirements of clause (i) of the definition of Eligible Investments, which investment, whether under clause (1) or clause (2), matures no later than the Business Day immediately preceding the next succeeding Distribution Date. Earnings on investment of funds in the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account shall be retained in the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account, as the case may be, and treated as Interest Collections and shall constitute part of the 1999-A Securitization Trust Estate. Losses resulting from investment of funds in the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account
 shall be charged against the funds
on deposit in the applicable account. Any funds deposited into the 1999-A Residual Value Insurance Proceeds Account shall not be invested in any investment other than Cash, as such funds shall be required to be immediately transferred to HTC LP and HTD LP in accordance with Section 13.06(b) of the 1999-A SUBI Supplement.

         Section 3.03 DISTRIBUTIONS.

         (a) On each Determination Date, pursuant to Section 9.02(g) of the 1999-A Servicing Supplement, the Servicer shall calculate (i) amounts distributable to the holders of the Retained 1999-A SUBI Certificates and (ii) the Class A-1 Distributable Amount, the Class A-2 Distributable Amount, the Class A-3 Distributable Amount, the Class A-4 Distributable Amount, the Class A-5 Distributable Amount, the Class B Distributable Amount, the Class C Distributable Amount, the Certificate Distributable Amount and all other amounts to be distributed on the related Distribution Date.

         (b) On each Determination Date, the Servicer shall deliver to the 1999-A Owner Trustee a Servicer's Certificate that sets forth, among other things, the amount of Interest Collections and Principal Collections allocable to the 1999-A SUBI Certificates, the Investor Percentage, the amount of Advances (including, separately, any Nonrecoverable Advances), if any, to be made by or reimbursed to the Servicer, the aggregate amount, if any, to be withdrawn from the Reserve Fund and the 1999-A SUBI Servicing Fee and other servicing compensation payable to the Servicer with respect to the preceding Collection Period and related Distribution Date. On or prior to each Determination Date, the Servicer shall also determine the Reserve Fund Requirement and any amounts to be distributed from the Reserve Fund to the Noteholders.

         (c) INTEREST DISTRIBUTIONS. The right of the Class B Noteholders to receive distributions of Interest Collections allocable to the 1999-A SUBI Interest in respect of the Class B Notes shall be and are subordinated to the rights of the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders and the Class A-5 Noteholders to receive distributions of Interest Collections allocable to the 1999-A SUBI Interest in respect of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes, respectively, to the extent provided in this 1999-A Securitization Trust Agreement and the Indenture. The right of the Class C Noteholders to receive distributions of Interest Collections allocable to the 1999-A SUBI Interest in respect of the Class C Notes shall be and are subordinated to the rights of the Class A-1
Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class A-5 Noteholders and the Class B Noteholders to receive distributions of Interest Collections allocable to the 1999-A SUBI Interest in respect of the Class A-1 Notes, the Class A-2 Notes, the Class
A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes, respectively, to the extent provided in this 1999-A Securitization Trust Agreement and the Indenture. The right of the Certificateholders to receive distributions of Interest Collections allocable to the 1999-A SUBI

Interest in respect of the Certificates shall be and are subordinated to the rights of the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class A-5 Noteholders, the Class B Noteholders and the Class C Noteholders to receive distributions of Interest Collections allocable to the 1999-A SUBI Interest in respect of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes and the Class C Notes, respectively, to the extent provided in this 1999-A Securitization Trust Agreement and the Indenture. On each Distribution Date, the Servicer shall, pursuant to the instructions of the 1999-A Owner Trustee, transfer from the 1999-A SUBI Collection Account, and shall, pursuant to the instructions of the 1999-A Indenture Trustee, transfer from the Reserve Fund, as applicable, the sum of (A) the product of (i) the Investor Percentage with respect to Interest Collections, multiplied by (ii) the Interest Collections for the related Collection Period, (B) under the circumstances set forth in Section 3.03(f), from the Reserve Fund, the Required Amount, if any, for such Distribution Date, (C) any amount of Principal Collections that otherwise would be distributed to the Class B Noteholders or the Class C Noteholders but is required to be applied to the payment of clauses (xi) through (xiii) to Class A-5 Noteholders as described below in Section 3.03(f) and (D) any amount of Principal Collections that otherwise would be distributed to the Class C Noteholders but is required to be applied to the payment of clauses
(xiv), (xvi) and (xviii) to Class B Noteholders as described below in Section 3.03(f), in the following amounts and otherwise in the following order of priority to the following Persons:

                  (i) in the event of an Indenture Event of Default as a result of the 1999-A Indenture Trustee having received written instructions from holders of Class A Notes representing a majority of the Voting Interests thereof, voting together as a single Class, or holders of Class A Notes, Class B Notes and Class C Notes representing a majority of the Voting Interests thereof, voting together as a single Class, to sell or dispose of the 1999-A SUBI Interest, to the 1999-A Indenture Trustee, reimbursement of the Investor Percentage of Capped Indenture Trustee Administrative Expenses, and to the 1999-A Owner Trustee, reimbursement of the Investor Percentage of Capped Owner Trustee Administrative Expenses;

                  (ii) to the 1999-A Note Distribution Account for the pro rata payment to each Class of Class A Noteholders, interest at the related Note Rate on the Class A-1 Note Balance, Class A-2 Note Balance, Class A-3 Note Balance, Class A-4 Note Balance or Class A-5 Note Balance, as applicable, as of the immediately preceding Distribution Date (after giving effect to any reduction in such Note Balance on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, on the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance or the Initial Class A-5 Note Balance, as applicable, together with any unpaid Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall or Class A-5 Interest Carryover Shortfall, as applicable;

                  (iii) to the 1999-A Note Distribution Account for payment to the Class B Noteholders, interest at the Class B Note Rate on the Class B Note Balance as of the immediately preceding Distribution Date (after giving effect to any reduction in the Class B Note Balance on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, on the Initial Class B Note Balance, together with any unpaid Class B Interest Carryover Shortfall;

                  (iv) to the 1999-A Note Distribution Account for payment to the Class C Noteholders, interest at the Class C Note Rate on the Class C Note Balance as of the immediately preceding Distribution Date (after giving effect to any reduction in the Class C Note Balance on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, on the Initial Class C Note Balance, together with any unpaid Class C Interest Carryover Shortfall;

                  (v) to the Servicer, reimbursement of the Investor Percentage of Capped Contingent and Excess Liability Premiums;

                  (vi) to the Origination Trustee, reimbursement of the Investor Percentage of Capped Origination Trust Administrative Expenses;

                  (vii) in circumstances other than as set forth in clause (i) above, to the 1999-A Indenture Trustee, reimbursement of the Investor Percentage of Capped Indenture Trustee Administrative Expenses, and to the 1999-A Owner Trustee, reimbursement of the Investor Percentage of Capped Owner Trustee Administrative Expenses;

                  (viii) to the Servicer, the Investor Percentage of (a) the 1999-A SUBI Servicing Fee and (b) any unpaid 1999-A SUBI Servicing Fees payable in respect of compensation to the Servicer with respect to one or more prior Collection Periods;

                  (ix) to the Reserve Fund, until the amount on deposit therein equals the Reserve Fund Requirement;

                  (x) to the 1999-A Certificate Distribution Account for payment to the Certificateholders, interest at the Certificate Rate on the Certificate Balance as of the immediately preceding Distribution Date (after giving effect to any reduction in the Certificate Balance on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, on the Initial Certificate Balance, together with any unpaid Certificate Interest Carryover Shortfall;

                  (xi) to the 1999-A Note Distribution Account for payment to the Class A Noteholders, (a) so long as the Class B Note Balance has not been reduced to zero, an amount equal to the Covered Loss Amount for the related Distribution Date sequentially, commencing with the Class A-1 Noteholders until the Note Balance of each such Class has been reduced to zero, or (b) if the Class B Note Balance has been reduced to zero, pro rata, based on the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Allocation Percentage, as applicable, an amount equal to the sum of the Covered Loss Amount and the Uncovered Loss Amount for the related Distribution Date;

                  (xii) to the 1999-A Note Distribution Account for payment to each Class of Class A Noteholders, pro rata, based upon the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Note Principal Loss Amount allocable to each such Class, in each case, in an amount not to exceed the amount of Note Principal Loss Amount allocable to such Class of Class A Notes;

                  (xiii) to the 1999-A Note Distribution Account for payment to each Class of Class A Noteholders, accrued and unpaid interest at the related Note Rate on any unreimbursed Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Note Principal Loss Amount, as applicable;

                  (xiv) to the 1999-A Note Distribution Account for payment to the Class B Noteholders, (a) if the Class C Note Balance has been reduced to zero, an amount equal to the Uncovered Loss Amount for the related Distribution Date plus (b) following the reduction of the Class A Note Balance to zero, the Covered Loss Amount for the related Distribution Date, until the Class B Note Balance is reduced to zero;

                  (xv) to the 1999-A Note Distribution Account for payment to the Class C Noteholders, (a) if the Certificate Balance has been reduced to zero, an amount equal to the Uncovered Loss Amount for the related Distribution Date plus (b) following the reduction of the Class B Note Balance to zero, the Covered Loss Amount for the related Distribution Date, until the Class C Note Balance is reduced to zero;

                  (xvi) to the 1999-A Note Distribution Account for payment to the Class B Noteholders, the Class B Note Principal Loss Amount as of the close of business on the immediately preceding Distribution Date, together with any Class B Note Principal Carryover Shortfall;

                  (xvii) to the 1999-A Note Distribution Account for payment to the Class C Noteholders, the Class C Note Principal Loss Amount as of the close of business on the immediately preceding Distribution Date, together with any Class C Note Principal Carryover Shortfall;

                  (xviii) to the 1999-A Note Distribution Account for payment to the Class B Noteholders, accrued and unpaid interest at the Class B Note Rate on any unreimbursed Class B Note Principal Loss Amount and any unreimbursed Class B Note Principal Carryover Shortfall;

                  (xix) to the 1999-A Note Distribution Account for payment to the Class C Noteholders, accrued and unpaid interest at the Class C Note Rate on any unreimbursed Class C Note Principal Loss Amount and any unreimbursed Class C Note Principal Carryover Shortfall;

                  (xx) to the 1999-A Certificate Distribution Account for payment to the Certificateholders, (a) an amount equal to the Uncovered Loss Amount for the related Distribution Date plus (b) following the reduction of the Class C Note Balance to zero, the Covered Loss Amount for the related Distribution Date, until the Certificate Balance is reduced to zero;

                  (xxi) to the 1999-A Certificate Distribution Account for payment to the Certificateholders, the Certificate Principal Loss Amount as of the close of business on the immediately preceding Distribution Date;

                  (xxii) to the 1999-A Certificate Distribution Account for payment to the Certificateholders, accrued and unpaid interest at the Certificate Rate on any unreimbursed Certificate Principal Loss Amount; and

                  (xxiii) to the 1999-A Indenture Trustee, the 1999-A Owner Trustee and the Origination Trustee, as applicable, the Investor Percentage of all Uncapped Administrative Expenses.

         (d) EXCESS INTEREST COLLECTIONS. On each Distribution Date, the Servicer, on behalf of the 1999-A Owner Trustee, shall distribute the entire amount of Excess Interest Collections to HTC LP and HTD LP based upon their respective percentage ownership of the Retained 1999-A SUBI Interest; PROVIDED, HOWEVER, in the event the ERISA Compliance Test, if applicable, is not met on any Distribution Date, all Excess Interest Collections shall be deposited into the Reserve Fund. Upon any such distributions to HTC LP and HTD LP of Excess Interest Collections, neither the Noteholders nor the Certificateholders will have any rights in or claims to such amounts.

         (e) PRINCIPAL DISTRIBUTIONS. On each Distribution Date beginning with the first Distribution Date and ending on the Distribution Date before the Distribution Date on which the Class A-4 Notes have been paid in full, the Servicer, pursuant to the instructions of the 1999-A Owner Trustee, shall distribute from the 1999-A SUBI Collection Account an amount equal to the Investor Percentage of all Principal Collections collected or received in respect of the related Collection Period allocable to the 1999-A SUBI Interest to (i) the 1999-A Note Distribution Account for payment to the Class A-1 Noteholders until the Class A-1 Notes have been paid in full, (ii) the 1999-A Note Distribution Account for payment to the Class A-2 Noteholders until the Class A-2 Notes have been paid in full, (iii) the 1999-A Note Distribution Account for payment to the Class A-3 Noteholders until the Class A-3 Notes have been paid in full, (iv) the 1999-A Note Distribution Account for payment to the Class A-4 Noteholders until the Class A-4 Notes have been paid in full and (v) the 1999-A Note Distribution Account for payment of the Class A Percentage, the Class B Percentage and the Class C Percentage of any remaining Principal Collections to the Class A-5 Noteholders, Class B Noteholders and Class C Noteholders, respectively. On each Distribution Date from and after the Class A-4 Notes have been paid in full, the Servicer, pursuant to the instructions of the 1999-A Owner Trustee, shall distribute (i) to the 1999-A Note Distribution Account for payment to the Class A-5 Noteholders, the Class A Percentage of Principal Collections collected or received in respect of the related Collection Period allocable to the 1999-A SUBI Interest, (ii) subject to subsection (f) below, to the 1999-A Note Distribution Account for payment to the Class B Noteholders, the Class B Percentage of such Principal Collections and (iii) subject to subsection (f) below, to the 1999-A Note Distribution Account for payment to the Class C Noteholders, the Class C Percentage of such Principal Collections. On each Distribution Date after the Class C Notes have been paid in full, the Servicer, pursuant to the instructions of the 1999-A Owner Trustee, shall distribute to the 1999-A Certificate Distribution Account for payment to the Certificateholders the Certificate Percentage of all Principal Collections collected or received in respect of the related Collection

Period allocable to the 1999-A SUBI Interest. Distributions to the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account, and subsequently to the Noteholders and Certificateholders, for payment pursuant to Sections 3.03(c)(xi), (xii), (xiv) through (xvii), (xx) and (xxi) shall constitute distributions of principal. The aggregate amount of principal distributed to any Class of Noteholders or the Certificateholders shall not exceed the Initial Note Balance or Initial Certificate Balance, as the case may be, attributable to that Class of Notes or the Certificates, as applicable. Uncovered Loss Amounts will be allocated (i) first, to the Certificateholders until the Certificate Balance equals zero, (ii) then, to the Class C Noteholders until the Class C Note Balance has been reduced to zero, (iii) then, to the Class B Noteholders until the Class B Note Balance has been reduced to zero and (iv) then, to the Class A Noteholders, pro rata, based on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Allocation Percentages.

         (f) If and to the extent that the Collections available to make distributions on a Distribution Date are insufficient to make (1) the distributions pursuant to clauses (i) through (iv) and (xi) through (xix) of
Section 3.03(c), the Required Amount will be withdrawn from the Reserve Fund and applied towards such shortfall as set forth in Section 3.03(c); (2) the distributions to the Class A-5 Noteholders pursuant to clauses (xi) through
(xiii) of Section 3.03(c), then amounts otherwise available for distribution to the Class B Noteholders and Class C Noteholders in respect of principal pursuant to subsection (e) above will be applied toward such insufficiency; and (3) the distributions to the Class B Noteholders pursuant to clauses (xiv), (xvi) and (xviii) of Section 3.03(c), then amounts otherwise available for distribution to the Class C Noteholders in respect of principal pursuant to subsection (e) above will be applied toward such insufficiency.

If on any Distribution Date there remain any shortfalls in the amounts required to be distributed pursuant to clauses (ii), (xi), (xii) or (xiii) of Section 3.03(c) to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders and the Class A-5 Noteholders, the amounts available will be distributed pro rata to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders and the Class A-5 Noteholders based on the Class A-1 Allocation Percentage, the Class A-2 Allocation Percentage, the Class A-3 Allocation Percentage, the Class A-4 Allocation Percentage and the Class A-5 Allocation Percentage, respectively. Notwithstanding the foregoing, if, on any Distribution Date from and after the Distribution Date on which the Class A-4 Notes have been paid in full, there remains any Class A-5 Aggregate Loss Amount, the Class B Principal Distributable Amount for such date shall be reduced by such Class A-5 Aggregate Loss Amount and such amounts shall instead be distributed to the Class A-5 Noteholders as set forth in clauses (xi), (xii) and (xiii) of Section 3.03(c).

If on any Distribution Date there remain any shortfalls in the amounts required to be distributed pursuant to clauses (iii), (xiv), (xvi) or (xviii) of Section 3.03(c) to the Class B Noteholders, the amounts available will be distributed pro rata to the Class B Noteholders. Notwithstanding the foregoing, if, on any Distribution Date from and after the Distribution Date on which the Class A-4 Notes have been paid in full, there remains any Class B Aggregate Loss Amount, the Class C Principal Distributable Amount for such date shall be reduced by such Class B Aggregate Loss Amount and such amounts shall instead be distributed to the Class B Noteholders pursuant to clauses (xiv), (xvi) and (xviii) of
Section 3.03(c).

         (g) PAYMENTS TO SERVICER, 1999-A OWNER TRUSTEE, 1999-A INDENTURE TRUSTEE AND ORIGINATION TRUSTEE. On each Distribution Date, based upon the Servicer's Certificate, the 1999-A Owner Trustee shall pay to the Servicer the amounts allocated pursuant to clauses (v) and (viii) of Section 3.03(c) above. On each Distribution Date, based upon the Servicer's Certificate, the 1999-A Owner Trustee shall pay to the Origination Trustee the amounts allocated pursuant to clauses (vi) and (xxiii) of Section 3.03(c) above. On each Distribution Date, based upon the Servicer's Certificate, the 1999-A Owner Trustee shall pay to the 1999-A Indenture Trustee the amounts allocated pursuant to clauses (vii) and (xxiii) of Section 3.03(c) above. On each Distribution Date, the 1999-A Owner Trustee will be entitled to withdraw from the 1999-A SUBI Collection Account for its own benefit and use, the amounts allocated pursuant to clauses (vii) and (xxiii) of Section 3.03(c) above. However, if the Servicer previously has made Advances in respect of any such amounts allocated pursuant to clauses (vi), (vii) or (xxiii) of Section 3.03(c) above, the 1999-A Owner Trustee shall instead pay the amounts allocable to clauses (vi), (vii) or (xxiii) of Section 3.03(c) above, as applicable, to the Servicer up to the amount of such Advances not previously reimbursed.

         Notwithstanding the foregoing, in accordance with the provisions of
Section 2.06(f) of the Servicing Agreement and Section 9.02(b)(ii) of the 1999-A Servicing Supplement, for so long as AHFC is the Servicer and each Monthly Remittance Condition is satisfied, the Servicer will be entitled to make deposits of Collections into the 1999-A SUBI Collection Account net of amounts payable or reimbursable to the Servicer as compensation, in respect of Advances or otherwise (including for amounts advanced by the Servicer for amounts otherwise payable to the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the Origination Trustee or the Trust Agent), and net of amounts payable or reimbursable (and actually so paid or reimbursed directly by the Servicer) in respect of the Origination Trust. To the extent the Servicer makes deposits net of any such amounts, the Servicer will cause each relevant Servicer's Certificate to correctly and accurately account for such amounts in providing all information with respect to allocations, applications and payments to be made pursuant to this Section 3.03 of this 1999-A Securitization Trust Agreement on the same basis as though such amounts were in fact deposited into the 1999-A SUBI Collection Account. Moreover, the Servicer will, in each relevant Servicer's Certificate, instruct the 1999-A Owner Trustee not to make any distribution to the Servicer, the 1999-A Owner Trustee, the 1999-A Indenture Trustee or the Origination Trustee to the extent that the Servicer has made any deposit net of a corresponding amount. The 1999-A Owner Trustee will have no obligation with respect to or liability for following any such instruction by the Servicer.

         (h) On the Final Scheduled Distribution Date of any Class of Notes or the Certificates, an additional payment to the Noteholders of such Class or the Certificateholders of such Class, as the case may be, shall be made as and to the extent required by Section 3.04(e) and (g).

         Section 3.04 THE RESERVE FUND.

         (a) ESTABLISHMENT OF THE RESERVE FUND.

                  (i) In order to assure that sufficient amounts to make required distributions to Noteholders will be available, the 1999-A Indenture Trustee shall establish and maintain with and in the name of the 1999-A Indenture Trustee an Eligible Account to be known as the "Reserve Fund", which will include the money and other property deposited and held therein pursuant to Section 3.03 and this Section
         3.04. Funds in the Reserve Fund shall be the property of the 1999-A Securitization Trust and, to the extent provided herein, of HTC LP and HTD LP. If for any reason the Reserve Fund is no longer an Eligible Account, the Servicer shall, with the assistance of the 1999-A Indenture Trustee, promptly cause the Reserve Fund to be moved to another institution or otherwise changed so that the Reserve Fund becomes an Eligible Account. The 1999-A Indenture Trustee shall retain, subject to the provisions of this 1999-A Securitization Trust Agreement and the other 1999-A Securitization Documents, all collections on or in respect of the 1999-A SUBI Interest transferred from the 1999-A SUBI Collection Account to the 1999-A Indenture Trustee, on behalf of the Noteholders, in accordance with such provisions, in the 1999-A Note Distribution Account or the Reserve Fund, as the case may be. The 1999-A Indenture Trustee shall be deemed to have possession of such monies and collections for purposes of Section 9-305 of the UCC of the jurisdiction in which such property is located.

                  (ii) On each Distribution Date, the Servicer, pursuant to the instructions of the 1999-A Owner Trustee, shall withdraw from the 1999-A SUBI Collection Account and deposit into the Reserve Fund the amount allocated pursuant to clause (ix) of Section 3.03(c). All deposits and withdrawals from the Reserve Fund shall be made only upon the terms and conditions of the 1999-A Securitization Documents.

                  (iii) On each Distribution Date, the 1999-A Indenture Trustee shall distribute to HTC LP and HTD LP, to the extent thereof, (A) any net investment income from investment of funds in the Reserve Fund and
         (B) any amounts in excess of the Reserve Fund Requirement on such date.

                  (iv) For so long as the Reserve Fund is an Eligible Account, all amounts held in the Reserve Fund shall, to the extent permitted by applicable laws, rules and regulations, be invested by the 1999-A Indenture Trustee, as directed in writing by the Servicer pursuant to
         Section 9.02(k) of the 1999-A Servicing Supplement, in Eligible Investments (or, if the Servicer fails to give such directions, as provided in Section 8.03(c) of the Indenture); otherwise, such amounts shall be maintained in (1) Cash or Cash equivalents or (2) a money market fund offered by the Origination Trustee or an Affiliate of the Origination Trustee, the 1999-A Indenture Trustee or an Affiliate of the 1999-A Indenture Trustee or the 1999-A Owner Trustee or an Affiliate of the 1999-A Owner Trustee, in any case which money market fund meets the requirements of clause (i) of the definition of Eligible Investments, which investment, whether under clause (1) or clause (2), matures no later than the Business Day immediately preceding the next succeeding Distribution Date. Earnings on investment of funds in the Reserve Fund shall be paid to HTC LP and HTD LP on each Distribution Date, and any losses and any investment expenses shall be charged against the funds on deposit therein. Neither the Servicer nor the 1999-A Indenture Trustee shall incur any liability for the selection of investments or for losses thereon absent its own negligence or willful misfeasance. The 1999-A Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity date or the failure of the Servicer to provide timely written investment directions.

         (b) INITIAL DEPOSIT; DISTRIBUTIONS. On or prior to the Closing Date, the 1999-A Securitization Trust shall deposit or cause to be deposited $115,274,540.12 into the Reserve Fund, constituting the Reserve Fund Initial Deposit. Amounts on deposit in the Reserve Fund shall be supplemented from time to time by the deposit therein of other funds as and to the extent described in this 1999-A Securitization Trust Agreement and the other 1999-A Securitization Documents. On each Distribution Date, the amounts on deposit in the Reserve Fund shall be available for distribution as provided in Section 3.03 and, on each Distribution Date, if the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution
Date) is greater than the Reserve Fund Requirement and Excess Interest Collections are not required to be deposited into the Reserve Fund pursuant to
Section 3.03(d), the 1999-A Indenture Trustee will distribute any remaining amounts to HTC LP and HTD LP based upon their respective percentage ownership of the Retained 1999-A SUBI Interest. Upon such distribution to HTC LP and HTD LP, neither the Noteholders nor the Certificateholders will have any further rights in or claims to such amounts.

         (c) RESERVE FUND REQUIREMENT. The amount required to be held in the Reserve Fund is equal to the lesser of (i) $181,145,705.90 and (ii) the Note Balance; PROVIDED, HOWEVER, that, if on any Determination Date, any of the Charge-off Rate Test, the Delinquency Rate Test or the Residual Value Test are not satisfied, then the Reserve Fund Requirement will be equal to the lesser of
(i) $214,081,288.79 and (ii) the Note Balance as of such Determination Date.

         (d) CLAIMS. Amounts properly received by either HTC LP or HTD LP pursuant to this 1999-A Securitization Trust Agreement shall be free of any claim of the 1999-A Securitization Trust, the 1999-A Indenture Trustee, the 1999-A Owner Trustee, the Noteholders or the Certificateholders and shall not be available to the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the 1999-A Securitization Trust for the purpose of making deposits to the Reserve Fund or making payments to the Noteholders or Certificateholders, nor shall either HTC LP or HTD LP be required to refund any amount properly received by it.

         (e) RESERVE FUND SECURITIES INTERMEDIARY. The 1999-A Indenture Trustee hereby confirms that (i) the 1999-A Indenture Trustee is acting, with respect to its duties under this Section 3.04, as a "securities intermediary" as defined in
Section 8-102 of the UCC (in such capacity, the "Reserve Fund Securities Intermediary"), (ii) the Reserve Fund Securities Intermediary has established the Reserve Fund as a "securities account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Reserve Fund Securities Intermediary shall, subject to the terms of this 1999-A Securitization Trust Agreement, treat the 1999-A Indenture Trustee as entitled to exercise the rights that comprise any financial asset credited to the Reserve Fund, and (iv) all property received by the Reserve Fund Securities Intermediary for the account of the 1999-A Indenture Trustee, or with respect to financial assets credited to the securities account, will be promptly credited to the securities account, and (v) all securities or other financial assets credited to the securities account shall be maintained by and in the name of the Reserve Fund Securities Intermediary by endorsement to the Reserve Fund Securities Intermediary or in blank or credit to a securities account maintained in the name of the Reserve Fund Securities Intermediary for the benefit of 1999-A Indenture Trustee and in no case will any financial asset credited to the Reserve Fund be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by HTC LP and/or HTD LP to the 1999-A Indenture Trustee.

Neither the Servicer nor the 1999-A Indenture Trustee shall incur any liability relating to any investments made pursuant to this Section 3.04 absent its own negligence or willful misfeasance.

         (f) FINAL SCHEDULED DISTRIBUTION DATE. On the respective Final Scheduled Distribution Date, to the extent that the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class A-5 Note Balance, the Class B Note Balance or the Class C Note Balance has not been reduced to zero, the 1999-A Indenture Trustee shall withdraw funds from the Reserve Fund, if available, in an amount equal to the lesser of (i) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class A-5 Note Balance, the Class B Note Balance or the Class C Note Balance, plus, in each case, any Note Principal Loss Amounts allocable to such Class, as applicable, and (ii) the amount in the Reserve Fund, and shall pay such funds to the Noteholders of such Classes of Notes.

         (g) FINANCIAL ASSETS ELECTION. The 1999-A Indenture Trustee hereby agrees that all property (whether investment property, security, instrument, cash or otherwise) credited to the Reserve Fund shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

         (h) ENTITLEMENT ORDERS. If at any time the Reserve Fund Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the 1999-A Indenture Trustee and relating to the Reserve Fund, the Reserve Fund Securities Intermediary shall comply with such entitlement order without further consent by any other person. The 1999-A Indenture Trustee hereby agrees only to issue entitlement orders at the written direction of the Servicer. The Reserve Fund Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Reserve Fund in the absence of such an entitlement order.

         (i) SUBORDINATION OF LIEN; WAIVER OF SET-OFF. The Reserve Fund Securities Intermediary hereby waives any right of deduction, set off, bankers lien or any security interest on or in the securities account or any financial assets credited to the securities account.

         (j) CHOICE OF LAW. Both this Section 3.04 and the securities account shall be governed by the laws of the State of New York (regardless of its conflict of law provisions). Regardless of any provision in any other agreement, for the purposes of the UCC New York shall be deemed to be the Reserve Fund Securities Intermediary's jurisdiction.

         (k) CONFLICTING ORDERS. The 1999-A Indenture Trustee, in such capacity, has not entered into and, until termination of this 1999-A Securitization Trust Agreement, will not enter into any agreement with any other person relating to the Reserve Fund or any financial assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such person. No financial asset will be registered in the name of the 1999-A Indenture Trustee, in such capacity, payable to its order or specially endorsed to it, except to the extent such financial asset has been endorsed to the Reserve Fund Securities Intermediary or in blank.

         (l) PAYMENTS ON FINAL SCHEDULED DISTRIBUTION DATES AND FOLLOWING TERMINATION OF TRUST. On each related Final Scheduled Distribution Date and upon termination of the 1999-A Securitization Trust pursuant to Section 7.01, all amounts on deposit in the Reserve Fund shall be available (i) for payment of any remaining amounts due on such date to reimburse unreimbursed Advances or pay accrued and unpaid compensation payable to the Servicer through such date, (ii) for payment to the Noteholders, and (iii) for payment of any remaining amounts due to the 1999-A Owner Trustee, the 1999-A Indenture Trustee or the Origination Trustee. Upon termination of the 1999-A Securitization Trust pursuant to Section 7.01, after payment of such amounts due, any amounts remaining on deposit in the Reserve Fund shall be paid to HTC LP and HTD LP. Upon termination of the 1999-A Securitization Trust, the 1999-A Indenture Trustee shall release from the lien of this 1999-A Securitization Trust Agreement the Reserve Fund and any financial assets held therein, and shall execute any requisite filing under the UCC as provided by HTC LP and HTD LP to evidence such release and the release of any security interest of the 1999-A Securitization Trust or the 1999-A Indenture Trustee therein.

         (m) The Reserve Fund Securities Intermediary undertakes to perform such duties and only such duties as are specifically set forth in this Section 3.04. The Reserve Fund Securities Intermediary, in such capacity, shall not have any duties or responsibilities except those expressly set forth in this Section 3.04 or be a trustee for or have any fiduciary obligation to any party hereto.

         (n) The duties and obligations of the Reserve Fund Securities Intermediary, in such capacity, shall be determined solely by the express provisions of this Section 3.04, and the Reserve Fund Securities Intermediary shall take such action with respect to this Section 3.04 as it shall be directed hereunder. The Reserve Fund Securities Intermediary, in such capacity, shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Section 3.04 and as specifically directed by the 1999-A Indenture Trustee, and no implied covenants or obligations shall be read into this Section 3.04 against the Reserve Fund Securities Intermediary, the permissive right of the Reserve Fund Securities Intermediary to do things enumerated in this Section 3.04 shall not be construed as a duty, and, in the absence of bad faith, negligence or willful misfeasance on the part of the Reserve Fund Securities Intermediary, the Reserve Fund Securities Intermediary may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Reserve Fund Securities Intermediary conforming to the requirements of this
Section 3.04.

         (o) The Reserve Fund Securities Intermediary, in such capacity, shall not be liable for any error of judgment made in good faith by an officer or officers of the Reserve Fund Securities Intermediary, acting as such, unless it shall be determined that the Reserve Fund Securities Intermediary, or any such officer or officers, was negligent in ascertaining the pertinent facts or otherwise acted with negligence or willful misfeasance, and the Reserve Fund Securities Intermediary shall not be liable with respect to any action taken or omitted to be taken by it in good faith absent negligence or willful misfeasance in accordance with any direction of the 1999-A Indenture Trustee given under this 1999-A Securitization Trust Agreement.

         (p) None of the provisions of this 1999-A Securitization Trust Agreement shall require the Reserve Fund Securities Intermediary to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that it is not assured of repayment of such funds or indemnity satisfactory to it against such risk or liability.

         (q) The Reserve Fund Securities Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (r) Whenever, in the administration of the provisions of this Section 3.04, the Reserve Fund Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, the Reserve Fund Securities Intermediary shall be entitled to receive from each of HTC LP and HTD LP an Officer's Certificate stating that the matter is established as fact and such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misfeasance or bad faith on the part of the Reserve Fund Securities Intermediary, be deemed to be conclusively proved and established, and such certificate, in the absence of negligence or willful misfeasance on the part of the Reserve Fund Securities Intermediary, shall be full warrant to the Reserve Fund Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Section 3.04 on the basis thereof.

         (s) The Reserve Fund Securities Intermediary may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith absent negligence or willful misfeasance and in accordance with such advice or opinion of counsel.

         (t) The Reserve Fund Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, order, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

         (u) The Reserve Fund Securities Intermediary shall have no obligation to invest or reinvest any cash held in the Reserve Fund in the absence of timely and specific written investment direction from the Servicer. In no event shall the Reserve Fund Securities Intermediary be liable for the selection of investments or for investment losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

         (v) The Reserve Fund Securities Intermediary may at any time resign by giving 30 days prior written notice of resignation to the 1999-A Indenture Trustee, HTC LP and HTD LP. Upon receiving such notice of resignation, the 1999-A Indenture Trustee shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Reserve Fund Securities Intermediary from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to each of the 1999-A Indenture Trustee, the resigning Reserve Fund Securities Intermediary and the successor. If no successor shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation, the resigning Reserve Fund Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor.

         (w) Each of the parties (for itself and any person or entity claiming through it) hereby releases, waives, discharges, exculpates and covenants not to sue the Reserve Fund Securities Intermediary for any action taken or omitted under this Section 3.04 except to the extent caused by the Reserve Fund Securities Intermediary's negligence, willful misfeasance or bad faith. Anything in this 1999-A Securitization Trust Agreement to the contrary notwithstanding, in no event shall the Reserve Fund Securities Intermediary be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Reserve Fund Securities Intermediary has been advised of the likelihood of such loss or damage (unless so advised prior to taking any such action) and regardless of the form of action.

         (x) The Servicer, in its capacity as such, shall indemnify, defend and hold harmless the Reserve Fund Securities Intermediary and its officers, directors, employees, representatives and agents, from and against, and reimburse the Reserve Fund Securities Intermediary for, any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorneys' and agents' fees and expenses) directly or indirectly relating to or arising from claims against the Reserve Fund Securities Intermediary by reason of its participation in the transactions contemplated by this Section 3.04, except to the extent caused by the Reserve Fund Securities Intermediary's negligence, willful misfeasance or bad faith. The provisions of this Section
3.04 shall survive the termination of this 1999-A Securitization Trust Agreement or the earlier resignation or removal of the Reserve Fund Securities Intermediary.

         Section 3.05 STATEMENTS TO SECURITYHOLDERS.

         (a) On each Determination Date, commencing in September 1999, the Servicer will prepare and forward to the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee, and the 1999-A Indenture Trustee will make available to each Noteholder and the 1999-A Owner Trustee will make available to each Certificateholder on each Distribution Date, a statement setting forth, as applicable, with respect to the related Distribution Date or the related Collection Period, among other things, the following:

                  (i) the Investor Percentage for such Collection Period, stated separately for (x) Interest Collections and Loss Amounts, and (y) Principal Collections;

                  (ii) the total amount being distributed to Noteholders and to Certificateholders in such distribution;

                  (iii) the total amount being distributed to each Class of Noteholders in such distribution;

                  (iv) the total amount of interest being distributed to each Class of Noteholders and the Certificateholders in such distribution;

                  (v) the total amount of principal being distributed to each Class of Noteholders and the Certificateholders in such distribution;

                  (vi) the amount, if any, of Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall, Class A-5 Interest Carryover Shortfall, Class B Interest Carryover Shortfall, Class C Interest Carryover Shortfall and Certificate Interest Carryover Shortfall included in such distribution;

                  (vii) the amount, if any, of the remaining unpaid Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall, Class A-5 Interest Carryover Shortfall, Class B Interest Carryover Shortfall, Class C Interest Carryover Shortfall and Certificate Interest Carryover Shortfall after giving effect to such distribution;

                  (viii) the Class A-1 Allocation Percentage, the Class A-2 Allocation Percentage, the Class A-3 Allocation Percentage, the Class A-4 Allocation Percentage, the Class A-5 Allocation Percentage, the Class B Percentage, the Class C Percentage, the Certificate Percentage and the amount, if any, of the reimbursement of Loss Amounts included in such distribution and the amount thereof allocated to each Class of Notes;

                  (ix) the amount, if any, of the reimbursement of Class A-1 Note Principal Loss Amounts, Class A-2 Note Principal Loss Amounts, Class A-3 Note Principal Loss Amounts, Class A-4 Note Principal Loss Amounts, Class A-5 Note Principal Loss Amounts, Class B Note Principal Loss Amounts, Class C Note Principal Loss Amounts and Certificate Principal Loss Amounts included in such distribution;

                  (x) the amount, if any, of the aggregate of unreimbursed Class A-1 Note Principal Loss Amounts, Class A-2 Note Principal Loss Amounts, Class A-3 Note Principal Loss Amounts, Class A-4 Note Principal Loss Amounts, Class A-5 Note Principal Loss Amounts, Class B Note Principal Loss Amounts, Class C Note Principal Loss Amounts and Certificate Principal Loss Amounts after giving effect to such distribution;

                  (xi) the amount, if any, of accrued Class A-1 Note Principal Loss Interest Amounts, Class A-2 Note Principal Loss Interest Amounts, Class A-3 Note Principal Loss Interest Amounts, Class A-4 Note Principal Loss Interest Amounts, Class A-5 Note Principal Loss Interest Amounts, Class B Note Principal Loss Interest Amounts, Class C Note Principal Loss Interest Amounts and Certificate Principal Loss Interest Amounts included in such distribution;

                  (xii) the amount, if any, of accrued and unpaid Class A-1 Note Principal Loss Interest Amounts, Class A-2 Note Principal Loss Interest Amounts, Class A-3 Note Principal Loss Interest Amounts, Class A-4 Note Principal Loss Interest Amounts, Class A-5 Note Principal Loss Interest Amounts, Class B Note Principal Loss Interest

         Amounts, Class C Note Principal Loss Interest Amounts and Certificate Principal Loss Interest Amounts after giving effect to such distribution;

                  (xiii) the amount, if any, of accrued and unpaid Class B Note Principal Carryover Shortfall and Class C Note Principal Carryover Shortfall after giving effect to such distribution;

                  (xiv) the Investor Percentage of the 1999-A SUBI Servicing Fee allocable to the 1999-A SUBI Interest for such Distribution Date and any unpaid such amounts with respect to prior Distribution Dates;

                  (xv) the Note Balance, the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class A-5 Note Balance, the Class B Note Balance, the Class C Note Balance, the Certificate Balance, the Class A-1 Note Factor, the Class A-2 Note Factor, the Class A-3 Note Factor, the Class A-4 Note Factor, the Class A-5 Note Factor, the Class B Note Factor, the Class C Note Factor and the Certificate Factor, each after giving effect to such distribution;

                  (xvi) the Required Amount, if any, included in such distribution;

                  (xvii) the Aggregate Net Investment Value as of the end of such Collection Period;

                  (xviii) the amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to withdrawals and deposits made on such Distribution Date, the change in such balance from the immediately preceding Distribution Date and the Reserve Fund Requirement;

                  (xix) the amount of Payments Ahead on deposit in the 1999-A SUBI Collection Account and representing Monthly Payments due in one or more subsequent Collection Periods and the change in such balance from the immediately preceding Distribution Date;

                  (xx) the amount of Advances made in respect of such Collection Period, the amount of unreimbursed Advances on such Distribution Date and the changes in such amount from the immediately preceding Distribution Date; and

                  (xxi) the weighted average Lease Rate of the 1999-A Contracts in the 1999-A SUBI for the immediately preceding Collection Period, and the Charge-off Rate, Delinquency Rate and information related to the Residual Value Test for each of the three immediately preceding Collection Periods.

Any Securityholder may obtain a copy of any such statement, of any Servicer's Certificate required pursuant to Section 10.01 of the 1999-A Servicing Supplement, of any annual report of Independent Accountants required pursuant to
Section 3.02 of the Servicing Agreement and Section 10.02 of the 1999-A Servicing Supplement or of any annual Officer's Certificate required pursuant to
Section 3.03 of the Servicing Agreement and Section 10.03(a) of the 1999-A Servicing Supplement, upon written request to the 1999-A Indenture Trustee at the

Corporate Trust Office of the 1999-A Indenture Trustee or to the 1999-A Owner Trustee at the Corporate Trust Office of the 1999-A Owner Trustee, as the case may be.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the 1999-A Indenture Trustee shall mail to each Person who at any time during such calendar year shall have been a Noteholder a statement or statements which in the aggregate contain the sum of the amounts set forth in clauses (ii) through (vii) and (ix) through (xv) of Section 3.05(a) for such calendar year or, if such Person shall have been a Noteholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the 1999-A Indenture Trustee for distribution to such Person at such time any other information reasonably necessary under applicable law for the preparation of such income tax returns.

         (c) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the 1999-A Owner Trustee shall mail to each Person who at any time during such calendar year shall have been a Certificateholder a statement or statements which in the aggregate contain the sum of the amounts set forth in clauses (ii) through (vii) and (ix) through (xv) of Section 3.05(a) for such calendar year or, if such Person shall have been a Certificateholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the 1999-A Owner Trustee for distribution to such Person at such time any other information reasonably necessary under applicable law for the preparation of such income tax returns.

         Section 3.06 AGREEMENT TO TRANSFER RESIDUAL VALUE INSURANCE PROCEEDS.

         (a) Each of HTC LP and HTD LP hereby agrees that, immediately upon receipt of any 1999-A Residual Value Insurance Proceeds or proceeds from any other residual value insurance policies to the extent such proceeds relate to the 1999-A Contracts or the 1999-A Leased Vehicles (except for any such 1999-A Residual Value Insurance Proceeds or other proceeds from other residual value insurance policies which HTC LP and HTD LP receive from the 1999-A Residual Value Insurance Co-Trust pursuant to Section 13.06(b) of the 1999-A SUBI Supplement, which proceeds shall be transferred as set forth in subsections (b) and (c) of Section 13.06 of the 1999-A SUBI Supplement), transfer such 1999-A Residual Value Insurance Proceeds to the 1999-A Residual Value Insurance Proceeds Account for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust.

         (b) Each of HTC LP and HTD LP hereby agrees that it shall, immediately upon receipt of any 1999-A Residual Value Insurance Proceeds from the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust in connection with the HTC LP/Co-Trust 1999-A Insurance Premium Subordinated Note, transfer such 1999-A Residual Value Insurance Proceeds to HTA LP and HTB LP in accordance with the terms of the HTA LP/HTC LP 1999-A Insurance Premium Subordinated Note and the HTB LP/HTC LP 1999-A Insurance Premium Subordinated Note.

                                  ARTICLE FOUR
                                  CERTIFICATES

         Section 4.01 THE CERTIFICATES.

         (a) Certificates shall be issued which shall be substantially in the form of Exhibit A to this 1999-A Securitization Trust Agreement. Two Certificates shall be issuable, one in the denomination of $212,412,706.11 and the other in the denomination of $2,145,582.89. The Certificates shall be executed by the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust by manual or facsimile signature of an officer or other signatory of the 1999-A Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when the signatures were affixed, authorized to sign on behalf of the 1999-A Owner Trustee shall be a valid and binding obligation of the 1999-A Securitization Trust, notwithstanding that such individuals or any of them ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates shall be dated the date of their authentication.

         (b) No Certificate shall be entitled to any benefit under this 1999-A Securitization Trust Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A to this 1999-A Securitization Trust Agreement, executed by the 1999-A Owner Trustee or an authentication agent appointed for such purpose by the 1999-A Owner Trustee, by manual or facsimile signature. Such certificate of authentication upon any Certificate shall be the sole conclusive evidence that such Certificate has been duly authenticated and delivered under this 1999-A Securitization Trust Agreement. The 1999-A Owner Trustee is hereby authorized to appoint an authentication agent to execute any or all such certificates of authentication on behalf of the 1999-A Owner Trustee.

         Section 4.02 AUTHENTICATION AND DELIVERY OF CERTIFICATES. In exchange for, and simultaneously with, the sale, assignment and transfer to the 1999-A Owner Trustee of the 1999-A SUBI Interest (exclusive of all monies and payments (such as the 1999-A Residual Value Insurance Proceeds) due or payable under the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles and the right to receive such amounts), the 1999-A SUBI Certificates and the other assets of the 1999-A Securitization Trust, HTC LP and HTD LP shall receive the Certificates and the Notes.

         Section 4.03 NO TRANSFER OF THE CERTIFICATES. Subject to Section 5.03, the Certificates shall be owned by HTC LP and HTD LP and may not be sold, transferred, assigned, conveyed or otherwise disposed of, except as provided by
Section 5.06. To the fullest extent permitted by applicable law, any purported sale, transfer, assignment, conveyance, or other disposal of the Certificates shall be null, void and of no effect under this 1999-A Securitization Trust Agreement.

         Section 4.04 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the 1999-A Owner Trustee or the 1999-A Owner Trustee receives evidence to its satisfaction of the destruction, loss or theft of a Certificate and (ii) there is delivered to the 1999-A Owner Trustee such security or indemnity as may be required by the 1999-A Owner Trustee to save itself and the 1999-A Securitization Trust harmless, then, in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust shall execute and the 1999-A Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 4.04, the 1999-A Owner Trustee may require the payment by the Holder of a sum sufficient to cover any tax or governmental charges that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section 4.04 shall constitute complete and indefeasible evidence of ownership in the 1999-A Securitization Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time, and any such lost, stolen or destroyed Certificate shall, upon issuance of any such duplicate Certificate, be null, void and of no effect.

         Section 4.05 PERSONS DEEMED OWNERS. The 1999-A Owner Trustee shall treat both HTC LP and HTD LP as the owners of the Certificates for the purpose of receiving distributions pursuant to Section 3.03 and for all other purposes whatsoever.

                                  ARTICLE FIVE
                                 THE TRANSFERORS

         Section 5.01 REPRESENTATIONS OF THE TRANSFERORS. Each of HTC LP and HTD LP hereby makes the following representations on which the 1999-A Owner Trustee relies in accepting the 1999-A SUBI Interest and the 1999-A SUBI Certificates, and executing and authenticating the Certificates and on which the 1999-A Indenture Trustee relies in authenticating the Notes. The representations speak as of the execution and delivery of this 1999-A Securitization Trust Agreement, but shall survive the sale, transfer and assignment of the 1999-A SUBI Interest and the 1999-A SUBI Certificates to the 1999-A Owner Trustee and the pledge thereof to the 1999-A Indenture Trustee pursuant to the Indenture.

                  (a) ORGANIZATION AND GOOD STANDING. Each of HTC LP and HTD LP is a limited partnership validly organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times and has power, authority and legal right to acquire, own and sell, as applicable, each of the HTC LP 1999-A SUBI Interest, the HTC LP 1999-A SUBI Certificate, the HTD LP 1999-A SUBI Interest and the HTD LP 1999-A SUBI Certificate.

                  (b) DUE REGISTRATION. Each of HTC LP and HTD LP is duly registered as a foreign limited partnership in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the earnings or business affairs of either HTC LP or HTD LP.

                  (c) POWER AND AUTHORITY. Each of HTC LP and HTD LP has the power and authority to execute and deliver this 1999-A Securitization Trust Agreement and to carry out its terms; each of HTC LP and HTD LP has the power and authority to sell and assign the property to be sold and assigned to and deposited with the 1999-A Owner Trustee as part of the 1999-A Securitization Trust and has duly authorized such sale and assignment to the 1999-A Owner Trustee by all necessary partnership action; and the execution, delivery and performance of this 1999-A Securitization Trust Agreement have been duly authorized by HTC LP and HTD LP by all necessary partnership action.

                  (d) VALID SALE, BINDING OBLIGATIONS. This 1999-A Securitization Trust Agreement (i) evidences a valid sale, transfer and assignment of the HTC LP 1999-A SUBI Certificate and the HTC LP 1999-A SUBI Interest evidenced thereby and the HTD LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Interest evidenced thereby, exclusive of all monies and payments due or payable under the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles and the right to receive such amounts, enforceable against creditors of and purchasers from HTC LP and HTD LP; and (ii) assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of each of HTC LP and HTD LP enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (e) NO VIOLATION. The execution, delivery and performance by each of HTC LP and HTD LP of this 1999-A Securitization Trust Agreement and the consummation of the transactions contemplated by this 1999-A Securitization Trust Agreement and the fulfillment of the terms of this 1999-A Securitization Trust Agreement do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of limited partnership or limited partnership agreement of either HTC LP or HTD LP, or conflict with or violate any of the material terms and provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which either HTC LP or HTD LP are a party or by which they shall be bound; nor result in the creation or imposition of any Lien upon any of the properties of HTC LP or HTD LP pursuant to the terms of any such indenture, agreement or other instrument (other than this 1999-A Securitization Trust Agreement); nor violate any law or, to the best of HTC LP's and HTD LP's knowledge, any order, rule or regulation applicable to HTC LP or HTD LP, as the case may be, of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over HTC LP or HTD LP, as the case may be, or their properties; in each case which breach, default, conflict, lien or violation would have a material adverse effect on the earnings or business affairs of HTC LP or HTD LP.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best of HTC LP's and HTD LP's knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over HTC LP or HTD LP or its properties: (i) asserting the invalidity of this 1999-A Securitization Trust Agreement, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this 1999-A Securitization Trust Agreement, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by HTC LP or HTD LP of their obligations under, or the validity or enforceability of, this 1999-A Securitization Trust Agreement, the Notes or the Certificates or
         (iv) relating to HTC LP or HTD LP that could reasonably be expected to adversely affect the federal income tax attributes of the Notes.

                  (g) TITLE TO THE 1999-A SUBI CERTIFICATES. Prior to the transfer pursuant to this 1999-A Securitization Trust Agreement, each of HTC LP and HTD LP had good title to, and was the sole legal and beneficial owner of, the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate, respectively, free and clear of Liens, except as provided for in the Backup Security Agreement.

         Section 5.02 LIABILITY OF THE TRANSFERORS. Each of HTC LP and HTD LP agrees to be, and shall be, liable without limitation for all debts and obligations arising with respect to the 1999-A Securitization Trust and the assets of the 1999-A Securitization Trust.

         Section 5.03 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE TRANSFERORS; CERTAIN LIMITATIONS.

                  (a) Any Person (i) into which either HTC LP or HTD LP may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which either HTC LP or HTD LP shall be a party or (iii) which may succeed to all or substantially all of the business of either HTC LP or HTD LP, shall be the successor to HTC LP or HTD LP under this 1999-A Securitization Trust Agreement without the execution or filing of any document or any further act on the part of any of the parties to this 1999-A Securitization Trust Agreement, except that if either HTC LP or HTD LP, as applicable, in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of either HTC LP or HTD LP, as applicable, either generally or specifically as provided herein and shall specifically agree to be bound to all of the limitations set forth in this Section 5.03. HTC LP and HTD LP, as the case may be, shall provide notice of any merger, consolidation or succession pursuant to this Section 5.03 to each Rating Agency.

                  (b) (i) Subject to the limitations set forth in Sections 5.03(b)(ii) and 5.03(c), the purpose of each of HTC LP and HTD LP shall be to engage in any lawful activity for which a limited partnership may be formed under the laws of the State of Delaware other than the practice of a profession permitted to be operated through a limited partnership under laws of the State of Delaware.

                           (ii) Notwithstanding Section 5.03(b)(i) above, the
                  purpose of each of HTC LP and HTD LP shall be limited to the following purposes and activities incidental to and necessary or convenient to accomplish the following purposes:

                                    (A) to act as settlor or grantor of one or
                           more securitization trusts formed pursuant to a trust agreement or other agreement for the purpose of acquiring interests in the Origination Trust, which securitization trust may issue certificates of beneficial interest in the assets of such securitization trust;

                                    (B) to acquire, own, hold, sell, transfer,
                           convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with, publicly or privately and whether with unrelated third parties or with affiliated entities, beneficial interests in the Origination Trust, including any undivided trust interests or special units of beneficial interest created with respect to the Origination Trust, and certificates of the securitization trust;

                                    (C) to loan or otherwise invest funds
                           received as a result of HTC LP's or HTD LP's beneficial interest in the Origination Trust or certificates in the securitization trust and any other income, as determined by the general partner of HTC LP or HTD LP, as applicable, from time to time;

                                    (D) to borrow money other than pursuant to
                           clause (C) above, but only to the extent that any such borrowing is permitted by the terms of the transactions contemplated by clauses (A) and (B) above; and

                                    (E) to engage in any lawful act or activity
                           and to exercise any powers permitted to limited partnerships organized under Delaware law that are incidental to and necessary or convenient for the accomplishment of the foregoing purposes.

                  (c) Notwithstanding any other provision of this Section 5.03 and any provision of law, neither HTC LP nor HTD LP nor their general partners, on behalf of HTC LP and HTD LP, shall do any of the following:

                           (i) engage in any business or activity other than as
                  set forth in Section 5.03(b);

                           (ii) without the affirmative vote of a majority of
                  the members of the Board of Directors of the manager of the general partner of HTC LP or HTD LP, as applicable, (which must include the affirmative vote of all Independent Directors of the manager of HTC LP's or HTD LP's general partner, as required by the limited partnership agreement of HTC LP or HTD LP, as the case may be), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against HTC LP or HTD LP, as applicable, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of HTC LP or HTD LP or all or substantially all of the property of HTC LP or HTD LP, as applicable, (E) make a general assignment for the benefit of creditors, (F) admit in writing HTC LP's or HTD LP's, as applicable, inability to pay its debts generally as they become due, or (G) take any corporate action or partnership action in furtherance of the actions set forth in clauses (A) through (F) above; PROVIDED, HOWEVER, that no general partner shall in any event consent to the institution of bankruptcy or insolvency proceedings against either HTC LP or HTD LP so long as HTC LP or HTD LP, as applicable, is solvent; or

                           (iii) without the affirmative vote of a majority of
                  the members of the Board of Directors of the manager of the general partner of HTC LP or HTD LP, as applicable, (which must include the affirmative vote of all Independent Directors of the manager of HTC LP's or HTD LP's general partner, as required by the limited partnership agreement of HTC LP or HTD LP, as the case may be), merge or consolidate with any other limited partnership, corporation, company or entity or sell all or substantially all of the assets of HTC LP or HTD LP, as applicable, or acquire all or substantially all of the assets or partnerships interests or capital stock or other ownership interest of any other limited partnership, corporation, company or entity (except for the acquisition of beneficial interests in the Origination Trust and the sale, transfer, conveyance, disposition, pledge, assignment, financing and refinancing of, or otherwise dealing with, beneficial interests in the Origination Trust in accordance with the terms of Section 5.03(b)(ii), which shall not be otherwise restricted by this Section 5.03(c)).

         Section 5.04 LIMITATION ON LIABILITY OF THE TRANSFERORS AND OTHERS. Each of HTC LP and HTD LP and any director, officer, employee or agent of HTC LP and HTD LP may rely in good faith on the advice of counsel or on any document of any kind, PRIMA FACIE properly executed and submitted by any Person with respect to any matters arising under this 1999-A Securitization Trust Agreement.

         Section 5.05 THE TRANSFERORS MAY OWN NOTES. Each of HTC LP and HTD LP and each of their respective Affiliates may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not HTC LP or HTD LP or such an Affiliate thereof except as otherwise specifically provided in the definition of the term "Noteholder". Notes so owned by or pledged to HTC LP or HTD LP or such Affiliate shall have an equal and proportionate benefit under the provisions of this 1999-A Securitization Trust Agreement, without preference, priority or distinction as among all of the Notes except as otherwise specifically provided in the definition of the term "Noteholder". Each of HTC LP and HTD LP, as the case may be, will give notice to each Rating Agency if it becomes aware that any of its Affiliates shall at any time become the owner or pledgee of Notes.

         Section 5.06 NO TRANSFER. On behalf of themselves and their successors and assigns, each of HTC LP and HTD LP hereby covenants that it will not transfer, pledge or assign to any Person the Certificates or any part of its right to receive any Excess Interest Collections pursuant to Section 3.03(d) except as expressly set forth in the 1999-A SUBI Supplement.

         Section 5.07 TAX MATTERS PARTNER. If at any time the 1999-A Securitization Trust is treated as a partnership for tax purposes, HTC LP shall act as "Tax Matters Partner" (i) to represent the partners before taxing authorities or courts of competent jurisdiction in any tax matters affecting the 1999-A Securitization Trust as a tax partnership and (ii) to execute any agreements or other documents relating to or affecting such tax matters, including agreements or documents binding the partners with respect to such tax matters or otherwise affecting their rights, including extending the statute of limitations for assessment of tax deficiencies and adjusting the 1999-A Securitization Trust's federal, state or local tax returns. In the event of such recharacterization, HTC LP shall provide written notice of such recharacterization to the 1999-A Owner Trustee. HTC LP shall not be liable to the 1999-A Securitization Trust or to any Noteholder for any action taken or omitted by HTC LP with regard to such tax matters or otherwise as a result of its holding the position of Tax Matters Partner.

                                  ARTICLE SIX
                            THE 1999-A OWNER TRUSTEE

         Section 6.01 DUTIES OF THE 1999-A OWNER TRUSTEE AND THE DELAWARE OWNER TRUSTEE.

                  (a) The 1999-A Owner Trustee and the Delaware Owner Trustee (both prior to and after the occurrence of a 1999-A Servicer Termination Event under the Servicing Agreement or the 1999-A Servicing Supplement) undertakes to perform such duties and only such duties as are specifically set forth in this 1999-A Securitization Trust Agreement.

                  (b) The 1999-A Owner Trustee and the Delaware Owner Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, that shall be specifically required to be furnished pursuant to any provision of this 1999-A Securitization Trust Agreement, shall examine them to determine whether they conform on their face to the requirements of this 1999-A Securitization Trust Agreement.

                  (c) No provision of this 1999-A Securitization Trust Agreement shall be construed to relieve the 1999-A Owner Trustee or the Delaware Owner Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; PROVIDED, HOWEVER, that

                           (i) the duties and obligations of the 1999-A Owner
                  Trustee and the Delaware Owner Trustee shall be determined solely by the express provisions of this 1999-A Securitization Trust Agreement, neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this 1999-A Securitization Trust Agreement, no implied covenants or obligations shall be read into this 1999-A Securitization Trust Agreement against the 1999-A Owner Trustee or the Delaware Owner Trustee, the permissive right of the 1999-A Owner Trustee and the Delaware Owner Trustee to do things enumerated in this 1999-A Securitization Trust Agreement shall not be construed as a duty and, in the absence of bad faith, negligence or willful misfeasance on the part of the 1999-A Owner Trustee or the Delaware Owner Trustee, the 1999-A Owner Trustee and the Delaware Owner Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, and conforming to the requirements of this 1999-A Securitization Trust Agreement;

                           (ii) neither the 1999-A Owner Trustee nor the
                  Delaware Owner Trustee shall be personally liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, was negligent in performing its duties in accordance with the terms of this 1999-A Securitization Trust Agreement; and

                           (iii) neither the 1999-A Owner Trustee nor the
                  Delaware Owner Trustee, as applicable, shall be personally liable with respect to any action taken or suffered or omitted to be taken in good faith absent negligence or willful misfeasance in accordance with the direction of the 1999-A Indenture Trustee (and, after payment in full of the Notes, HTC LP and HTD LP) relating to the time, method and place of conducting any proceeding for any remedy available to the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, or exercising any trust or power conferred upon the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, under this 1999-A Securitization Trust Agreement, the Origination Trust Agreement or the 1999-A SUBI Supplement.

                  (d) Neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this 1999-A Securitization Trust Agreement or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that it is not assured of the repayment of such funds or indemnity satisfactory to it against such risk or liability.

                  (e) All information obtained by the 1999-A Owner Trustee or the Delaware Owner Trustee regarding the Lessees and the 1999-A Contracts, whether upon the exercise of its rights under this 1999-A Securitization Trust Agreement or any other 1999-A Securitization Document, shall be maintained by the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, in confidence and shall not be disclosed to any other Person, unless such disclosure is required by any applicable law or regulation or pursuant to subpoena.

                  (f) Pursuant to Sections 8.01 and 8.02 of the 1999-A Servicing Supplement, if the 1999-A Owner Trustee or the Delaware Owner Trustee discovers that a representation or warranty with respect to a 1999-A Contract was incorrect as of the time specified with respect to such representation and warranty and such incorrectness materially and adversely affects such 1999-A Contract, the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, shall give prompt written notice to the Servicer and the Origination Trustee of such incorrectness.

         Section 6.02 CERTAIN MATTERS AFFECTING THE 1999-A OWNER TRUSTEE AND THE DELAWARE OWNER TRUSTEE.

Except as otherwise provided in Section 6.01:

                  (a) the 1999-A Owner Trustee and the Delaware Owner Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) the 1999-A Owner Trustee and the Delaware Owner Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this 1999-A Securitization Trust Agreement in good faith absent negligence or willful misfeasance and in accordance with such Opinion of Counsel;

                  (c) neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this 1999-A Securitization Trust Agreement or the Origination Trust Agreement, as supplemented by the 1999-A SUBI Supplement, or to institute, conduct or defend any litigation under or in relation to this 1999-A Securitization Trust Agreement or the Origination Trust Agreement, as supplemented by the 1999-A SUBI Supplement, at the request, order or direction of the 1999-A Indenture Trustee, HTC LP or HTD LP, unless the Certificateholders, the Noteholders, the 1999-A Indenture Trustee, HTC LP or HTD LP shall have offered to the 1999-A Owner Trustee or the Delaware Owner Trustee, as applicable, reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

                  (d) neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall be personally liable for any action taken, suffered or omitted by it in good faith absent negligence or willful misfeasance and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this 1999-A Securitization Trust Agreement; and

                  (e) the 1999-A Owner Trustee and the Delaware Owner Trustee may execute any of the trusts or powers under this 1999-A Securitization Trust Agreement or perform any duties under this 1999-A Securitization Trust Agreement either directly or by or through agents or attorneys or a custodian; PROVIDED, HOWEVER, that the 1999-A Owner Trustee and the Delaware Owner Trustee shall remain liable for performance of their duties as set forth in Section 6.01.

         Section 6.03 1999-A OWNER TRUSTEE AND DELAWARE OWNER TRUSTEE NOT LIABLE FOR NOTES, CERTIFICATES OR LEASES. Neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall make any representations as to the validity, enforceability or sufficiency of this 1999-A Securitization Trust Agreement, the Indenture, the Notes, the Certificates (other than the execution by the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust of this 1999-A Securitization Trust Agreement and the authentication of the Certificates), the 1999-A SUBI Interest or the 1999-A SUBI Certificates. Neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall at any time have any responsibility or liability (i) for or with respect to the legality, validity and enforceability of the Indenture, the Notes, the 1999-A SUBI Interest, the 1999-A SUBI Certificates, any 1999-A Contract, any ownership interest in any 1999-A Leased Vehicle or the maintenance of any such ownership interest, or (ii) for or with respect to the efficacy of the 1999-A Securitization Trust or the 1999-A Owner Trustee's ability to generate the payments to be distributed to the Noteholders or the Certificateholders under this 1999-A Securitization Trust Agreement, including the validity of (A) the assignment of the 1999-A SUBI Interest and the 1999-A SUBI Certificates to the 1999-A Securitization Trust or (B) any intervening assignment; the existence, condition, location and ownership of any 1999-A Contract or 1999-A Leased Vehicle; the existence and enforceability of the physical damage or credit life or credit disability insurance; the existence and contents of any 1999-A Contract, any computer or other record of any 1999-A Contract or the completeness of any 1999-A Contract; the performance or enforcement of any Lease; the compliance by HTC LP or HTD LP with any covenant or the breach by HTC LP or HTD LP of any warranty or representation made under this 1999-A Securitization Trust Agreement or in any related document and the accuracy of any such warranty or representation; the acts or omissions of the Servicer; or any action or failure to act by the 1999-A Owner Trustee or the Delaware Owner Trustee in good faith, absent negligence or willful misfeasance, taken at the instruction of the Servicer; PROVIDED, HOWEVER, that the foregoing shall not relieve the 1999-A Owner Trustee or the Delaware Owner Trustee of its obligation to perform its duties under this 1999-A Securitization Trust Agreement. Except with respect to a claim based on the failure of the 1999-A Owner Trustee or the Delaware Owner Trustee to perform its duties under this 1999-A Securitization Trust Agreement or based on the 1999-A Owner Trustee's or the Delaware Owner Trustee's, as applicable, willful misfeasance, bad faith or negligence, no recourse shall be had for any claim based on any provision of this 1999-A Securitization Trust Agreement, the Certificates, the 1999-A SUBI Interest, the 1999-A SUBI Certificates or any assignment thereof against the institution serving as 1999-A Owner Trustee or Delaware Owner Trustee, in each case in its individual capacity. Neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall have any personal obligation, liability or duty whatsoever to any Certificateholder, any Noteholder, the 1999-A Indenture Trustee, HTC LP, HTD LP or any other Person with respect to any such claim, and any such claim shall be asserted solely against the 1999-A Securitization Trust or any indemnitor who shall furnish indemnity as provided in this 1999-A Securitization Trust Agreement. Neither the 1999-A Owner Trustee nor the Delaware Owner Trustee shall be accountable for the use or application by HTC LP or HTD LP of any of the Notes or the Certificates or the proceeds of the Notes or the Certificates, or for the use or application of any funds paid to the Servicer in respect of the 1999-A SUBI Interest or the 1999-A SUBI Certificates.

         Section 6.04 1999-A OWNER TRUSTEE MAY OWN SECURITIES. The 1999-A Owner Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes or the owner of the Certificates with the same rights as it would have if it were not 1999-A Owner Trustee.

         Section 6.05 1999-A OWNER TRUSTEE'S FEES AND EXPENSES. The 1999-A Owner Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this 1999-A Securitization Trust Agreement and in the exercise and performance of any of the powers and duties of the 1999-A Owner Trustee under this 1999-A Securitization Trust Agreement, and to payment or reimbursement upon its request for all reasonable expenses, disbursements and advances incurred or made by the 1999-A Owner Trustee in its capacity as 1999-A Owner Trustee in accordance with any of the provisions of this 1999-A Securitization Trust Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or that is the responsibility of the 1999-A Indenture Trustee, the Noteholders, the Certificateholders, HTC LP or HTD LP under this 1999-A Securitization Trust Agreement or any 1999-A Securitization Document. Such compensation and reimbursement shall be paid as set forth in Sections 3.03(c) and 3.03(g). Additionally, HTC LP or HTD LP, pursuant to Section 6.02(c), may agree to indemnify the 1999-A Owner Trustee under certain circumstances and, as set forth in this 1999-A Securitization Trust Agreement, will be liable for any unpaid compensation and reimbursement which is not otherwise paid pursuant to this
Section 6.05.

         Section 6.06 ELIGIBILITY REQUIREMENTS FOR 1999-A OWNER TRUSTEE. The 1999-A Owner Trustee under this 1999-A Securitization Trust Agreement shall at all times: (a) be a national banking association or corporation having its corporate trust office in the same State as the location of the Corporate Trust Office of the 1999-A Owner Trustee as specified in this 1999-A Securitization Trust Agreement; (b) be organized and doing business under the laws of such State or the United States; (c) be authorized under such laws to exercise corporate trust powers; (d) have a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and (e) have a long-term deposit rating no lower than Baa3 by Moody's, so long as Moody's is a Rating Agency, BBB- by Standard & Poor's, so long as Standard & Poor's is a Rating Agency, BBB- by Fitch, so long as Fitch is a Rating Agency, or be otherwise acceptable to each Rating Agency, as evidenced by a letter to such effect from each of them.

         If the 1999-A Owner Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 6.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the 1999-A Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.06, the 1999-A Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.07.

         Section 6.07 RESIGNATION OR REMOVAL OF 1999-A OWNER TRUSTEE; RESIGNATION OF DELAWARE OWNER TRUSTEE.

                  (a) RESIGNATION. The 1999-A Owner Trustee may at any time resign and be discharged from the trusts created by this 1999-A Securitization Trust Agreement by giving written notice thereof to HTC LP and HTD LP. Upon receiving such notice of resignation, HTC LP and HTD LP shall promptly appoint a successor 1999-A Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning 1999-A Owner Trustee and one copy to the successor 1999-A Owner Trustee. If no successor 1999-A Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning 1999-A Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor 1999-A Owner Trustee.

                  (b) REMOVAL. If at any time the 1999-A Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by HTC LP and HTD LP, or if at any time the 1999-A Owner Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the 1999-A Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the 1999-A Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then HTC LP and HTD LP may jointly remove the 1999-A Owner Trustee. If HTC LP and HTD LP shall remove the 1999-A Owner Trustee under the authority of the immediately preceding sentence, HTC LP and HTD LP shall promptly appoint a successor 1999-A Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the 1999-A Owner Trustee so removed and one copy to the successor 1999-A Owner Trustee, and payment of all fees owed to the outgoing 1999-A Owner Trustee.

                  (c) EFFECTIVE DATE OF RESIGNATION OR REMOVAL. Any resignation or removal of the 1999-A Owner Trustee and appointment of a successor 1999-A Owner Trustee pursuant to any of the provisions of this Section
         6.07 shall not become effective until acceptance of appointment by the successor 1999-A Owner Trustee as provided in Section 6.08. The Servicer shall give the 1999-A Indenture Trustee and each Rating Agency notice of any such resignation or removal of the 1999-A Owner Trustee and appointment and acceptance of a successor 1999-A Owner Trustee.

                  (d) DELAWARE OWNER TRUSTEE. Clauses (a) and (c) of this
         Section 6.07 shall apply to the Delaware Owner Trustee on the same basis as the 1999-A Owner Trustee.

         Section 6.08 SUCCESSOR 1999-A OWNER TRUSTEE OR DELAWARE OWNER TRUSTEE. Any successor 1999-A Owner Trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to its predecessor 1999-A Owner Trustee, to HTC LP and to HTD LP, an instrument accepting such appointment under this 1999-A Securitization Trust Agreement, and thereupon the resignation or removal of the predecessor 1999-A Owner Trustee shall become effective and such successor 1999-A Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this 1999-A Securitization Trust Agreement, with like effect as if originally named as 1999-A Owner Trustee. The predecessor 1999-A Owner Trustee shall deliver to the successor 1999-A Owner Trustee all documents and statements held by it under this 1999-A Securitization Trust Agreement; and HTC LP, HTD LP and the predecessor 1999-A Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required to fully and certainly vest and confirm in the successor 1999-A Owner Trustee all such rights, powers, duties and obligations. No successor 1999-A Owner Trustee shall accept appointment as provided in this Section 6.08 unless at the time of such acceptance such successor 1999-A Owner Trustee shall be eligible under the provisions of Section 6.06. Upon acceptance by a successor 1999-A Owner Trustee of its appointment as provided in this Section

6.08, the Servicer shall cause notice of the appointment of such successor 1999-A Owner Trustee under this 1999-A Securitization Trust Agreement to be given by mail to the 1999-A Indenture Trustee and each Rating Agency. If the Servicer fails to mail or cause to be mailed such notice within ten days after acceptance of appointment by the successor 1999-A Owner Trustee, the successor 1999-A Owner Trustee shall cause such notice to be mailed at the expense of the Servicer. This Section 6.08 shall apply to the Delaware Owner Trustee on the same basis as the 1999-A Owner Trustee.

         Section 6.09 MERGER OR CONSOLIDATION OF 1999-A OWNER TRUSTEE OR DELAWARE OWNER TRUSTEE. Any corporation (i) into which the 1999-A Owner Trustee may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the 1999-A Owner Trustee shall be a party, or (iii) which may succeed to the corporate trust business of the 1999-A Owner Trustee, shall be the successor of the 1999-A Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 6.06, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except that if the 1999-A Owner Trustee in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the 1999-A Owner Trustee, either generally or particularly as provided herein. Notice of any such event shall be given by the 1999-A Owner Trustee to each Rating Agency. This Section 6.09 shall apply to the Delaware Owner Trustee on the same basis as the 1999-A Owner Trustee.

         Section 6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE 1999-A OWNER TRUSTEE. Notwithstanding any other provisions of this 1999-A Securitization Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the 1999-A Securitization Trust may at the time be located, HTC LP, HTD LP and the 1999-A Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the 1999-A Owner Trustee to act as co-trustee, jointly with the 1999-A Owner Trustee, or separate trustee or separate trustees, of all or any part of the 1999-A Securitization Trust, and to vest in such Person, in such capacity and for the benefit of the Noteholders and the Certificateholders, such title to the 1999-A Securitization Trust, or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as HTC LP, HTD LP and the 1999-A Owner Trustee may consider necessary or desirable. If either HTC LP or HTD LP shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the 1999-A Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this 1999-A Securitization Trust Agreement shall be required to meet the terms of eligibility as a successor 1999-A Owner Trustee pursuant to Section 6.06 and no notice of a successor 1999-A Owner Trustee pursuant to Section 6.08 and no notice to Certificateholders, Noteholders or the 1999-A Indenture Trustee of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 6.08.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the 1999-A Owner Trustee shall be conferred upon and exercised or performed by the

         1999-A Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the 1999-A Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the 1999-A Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the 1999-A Securitization Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the 1999-A Owner Trustee;

                  (ii) no trustee under this 1999-A Securitization Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this 1999-A Securitization Trust Agreement; and

                  (iii) HTC LP, HTD LP and the 1999-A Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the 1999-A Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this 1999-A Securitization Trust Agreement and the conditions of this Section 6.10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the 1999-A Owner Trustee or separately, as may be provided therein, subject to all the provisions of this 1999-A Securitization Trust Agreement, specifically including every provision of this 1999-A Securitization Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the 1999-A Owner Trustee. Each such instrument shall be filed with the 1999-A Owner Trustee and a copy thereof given to HTC LP, HTD LP and the Servicer.

         Any separate trustee or co-trustee may at any time appoint the 1999-A Owner Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this 1999-A Securitization Trust Agreement on behalf of such separate trustee or co-trustee and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the 1999-A Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this 1999-A Securitization Trust Agreement, the appointment of any separate trustee or co-trustee shall not relieve the 1999-A Owner Trustee of its obligations and duties under this 1999-A Securitization Trust Agreement.

         Section 6.11 REPRESENTATIONS AND WARRANTIES OF 1999-A OWNER TRUSTEE. The 1999-A Owner Trustee makes the following representations and warranties upon which HTC LP, HTD LP, the Noteholders and the Certificateholders may rely:

                  (i) ORGANIZATION AND GOOD STANDING. The 1999-A Owner Trustee is a national banking association organized, existing and in good standing under the laws of the United States.

                  (ii) POWER AND AUTHORITY. The 1999-A Owner Trustee has full power, authority and right to execute, deliver and perform this 1999-A Securitization Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this 1999-A Securitization Trust Agreement.

                  (iii) DUE EXECUTION. This 1999-A Securitization Trust Agreement has been duly executed and delivered by the 1999-A Owner Trustee.

                  (iv) ENFORCEABILITY. This 1999-A Securitization Trust Agreement constitutes the legal, valid and binding obligation of the 1999-A Owner Trustee, enforceable against the 1999-A Owner Trustee in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity.

         Section 6.12 TAX RETURNS. Pursuant to Section 10.04 of the 1999-A Servicing Supplement, the Servicer shall, on behalf of the 1999-A Securitization Trust, the 1999-A Owner Trustee, HTC LP and HTD LP, prepare or shall cause to be prepared any required federal tax information returns (in a manner consistent with the treatment of the Notes as indebtedness) and the 1999-A Owner Trustee shall file and distribute such forms as required by law in accordance with the Servicer's instructions. Also pursuant to Section 10.04 of the 1999-A Servicing Supplement, the Servicer shall prepare or cause to be prepared any federal and state income tax returns that may be required with respect to the 1999-A Securitization Trust or the assets of the 1999-A Securitization Trust and shall deliver any such returns to the 1999-A Owner Trustee for signature by HTC LP and HTD LP (or any other Person authorized to sign such returns) at least five days prior to the date such returns are required by law to be filed. The 1999-A Securitization Trust shall not elect to be treated as an association under Treasury Regulations ss. 301.7701-3(a) for federal income tax purposes.

         Section 6.13 1999-A OWNER TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF THE CERTIFICATES. All rights of action and claims under this 1999-A Securitization Trust Agreement or the Certificates may be prosecuted and enforced by the 1999-A Owner Trustee without the possession of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the 1999-A Owner Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the 1999-A Owner Trustee, its agents and counsel, be for the ratable benefit of the Noteholders and the Certificateholders in respect of which such judgment has been obtained.

         Section 6.14 SUIT FOR ENFORCEMENT. If a 1999-A Servicer Termination Event shall occur and be continuing, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, in its discretion, may, subject to the provisions of Sections
6.01 and 6.02 hereof and Section 2.01(c) of the Servicing Agreement (with respect to the Servicer), proceed to protect and enforce its rights and the rights of the Noteholders and Certificateholders under this 1999-A Securitization Trust Agreement, the Servicing Agreement and the 1999-A Servicing Supplement, as applicable, by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained herein or therein or in aid of the execution of any power granted herein or therein or for the enforcement of any other legal, equitable or other remedy as the 1999-A Indenture Trustee or the 1999-A Owner Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the 1999-A Indenture Trustee or the 1999-A Owner Trustee or the Noteholders and the Certificateholders.

         Section 6.15 RIGHTS OF 1999-A INDENTURE TRUSTEE TO DIRECT 1999-A OWNER TRUSTEE. Until the Notes are paid in full, the 1999-A Indenture Trustee shall have the right, and, thereafter, HTC LP and HTD LP shall jointly have the right, to direct the time, method and place of conducting any proceeding for any remedy available to the 1999-A Owner Trustee under this 1999-A Securitization Trust Agreement, or exercising any trust or power conferred on the 1999-A Owner Trustee by this 1999-A Securitization Trust Agreement; PROVIDED, HOWEVER, that
(a) subject to Sections 6.01 and 6.02, the 1999-A Owner Trustee shall have the right to decline to follow any such direction if the 1999-A Owner Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the 1999-A Owner Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability, and (b) nothing in this 1999-A Securitization Trust Agreement shall impair the right of the 1999-A Owner Trustee to take any action deemed proper by the 1999-A Owner Trustee and which is not inconsistent with such direction by the 1999-A Indenture Trustee or by HTC LP and HTD LP, as applicable.

         Section 6.16 NO PETITION. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the 1999-A Securitization Trust, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership (or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This Section 6.16 shall survive the termination of this 1999-A Securitization Trust Agreement or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under this 1999-A Securitization Trust Agreement or the Indenture, respectively.

         Section 6.17 AUTHORITY TO EXECUTE. Each of HTC LP and HTD LP hereby authorizes and directs the 1999-A Owner Trustee (i) to execute and deliver on behalf of the 1999-A Securitization Trust the Indenture, the Certificates and any other document as HTC LP, HTD LP or the 1999-A Indenture Trustee may from time to time direct, (ii) to execute and deliver all other documents contemplated by the documents referred to in clause (i) above, and (iii) subject to the terms of this 1999-A Securitization Trust Agreement, to take such other actions in connection with the foregoing as HTC LP, HTD LP, the Servicer or the 1999-A Indenture Trustee may from time to time direct.

         Section 6.18 MANAGEMENT OF THE 1999-A SECURITIZATION TRUST. The business and affairs of the 1999-A Securitization Trust shall be managed by the 1999-A Owner Trustee at the direction of HTC LP, HTD LP, the Servicer and the 1999-A Indenture Trustee.

         Section 6.19 NEGATIVE PLEDGE. Except as expressly set forth herein with respect to the pledge to the 1999-A Indenture Trustee of the 1999-A SUBI Certificates and the 1999-A SUBI Assets evidenced thereby and the disposition of the assets of the 1999-A Securitization Trust in connection with the termination of the 1999-A Securitization Trust pursuant to Section 7.01, the 1999-A Owner Trustee shall not sell, assign, pledge, convey or otherwise transfer to any Person the 1999-A SUBI Certificates or any interest therein.

                                 ARTICLE SEVEN
                                   TERMINATION

  Section 7.01 DISSOLUTION AND TERMINATION OF THE 1999-A SECURITIZATION TRUST.

                  (a) The 1999-A Securitization Trust shall dissolve and its affairs shall be wound up upon the earliest to occur of (i) the maturity, sale or other liquidation, as the case may be, of the last outstanding 1999-A Contract and 1999-A Leased Vehicle evidenced by the 1999-A SUBI Interest and the distribution of all proceeds thereof (other than proceeds of the Residual Value Insurance Policy or any other residual value insurance policy, to the extent such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles) together with all amounts on deposit all 1999-A SUBI Accounts and the Reserve Fund in the manner provided in Section 3.03, (ii) the purchase as of any Distribution Date by the Servicer of the corpus of the 1999-A Securitization Trust in the manner provided in Section 7.02, (iii) the day following the Distribution Date upon which all Notes and Certificates have been paid in full and after which there is no unreimbursed Class A-1 Note Principal Loss Amount, Class A-2 Note Principal Loss Amount, Class A-3 Note Principal Loss Amount, Class A-4 Note Principal Loss Amount, Class A-5 Note Principal Loss Amount, Class B Note Principal Loss Amount, Class C Note Principal Loss Amount, Certificate Principal Loss Amount, Class A-1 Note Principal Loss Interest Amount, Class A-2 Note Principal Loss Interest Amount, Class A-3 Note Principal Loss Interest Amount, Class A-4 Note Principal Loss Interest Amount, Class A-5 Note Principal Loss Interest Amount, Class B Note Principal Loss Interest Amount, Class C Note Principal Loss Interest Amount, Certificate Principal Loss Interest Amount, Class B Note Principal Carryover Shortfall, Class C Note Principal Carryover Shortfall, Class B Note Principal Carryover Shortfall Interest Amount or Class C Note Principal Carryover Shortfall Interest Amount or (iv) the expiration, disposition or termination of the 1999-A SUBI Interest. HTC LP and HTD LP shall promptly notify the 1999-A Owner Trustee and each Rating Agency of any prospective dissolution of the 1999-A Securitization Trust.

                  (b) Upon the completion of the winding up of the 1999-A Securitization Trust (i) the 1999-A Securitization Trust and this 1999-A Securitization Trust Agreement shall terminate, (ii) the respective obligations and responsibilities of HTC LP, HTD LP, the 1999-A Indenture Trustee and the 1999-A Owner Trustee shall terminate, and (iii) the 1999-A Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with Section 3810 of the Business Trust Statute.

         Section 7.02 OPTIONAL PURCHASE OF 1999-A SUBI CERTIFICATES.

         On each Distribution Date as of which the Investor Balance shall be less than or equal to $329,355,828.90 (10% of the sum of the Initial Note Balance and the Initial Certificate Balance), either before or after giving effect to any payment of principal required to be made on such Distribution Date, the Servicer shall have the option to purchase the Securityholders' interest in the corpus of the 1999-A Securitization Trust and to effect a termination of the 1999-A Securitization Trust (including both the 1999-A Note Securitization Trust and the 1999-A Residual Value Insurance Co-Trust). To exercise such option, the Servicer shall notify the 1999-A Indenture Trustee, the 1999-A Owner Trustee, HTC LP and HTD LP, in writing, no later than the third Business Day of the month in which such purchase is to be effected and shall deposit in the 1999-A SUBI Collection Account an amount equal to the greater of
(i) 99.8% of the Aggregate Net Investment Value as of the last day of the related Collection Period, and (ii) the sum of (A) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class A-5 Note Balance, the Class B Note Balance, the Class C Note Balance and the Certificate Balance, (B) the accrued and unpaid Class A-1 Interest Distributable Amount, Class A-2 Interest Distributable Amount, Class A-3 Interest Distributable Amount, Class A-4 Interest Distributable Amount, Class A-5 Interest Distributable Amount, Class B Interest Distributable Amount, Class C Interest Distributable Amount and Certificate Interest Distributable Amount, (C) any accrued and unpaid Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall, Class A-5 Interest Carryover Shortfall, Class B Interest Carryover Shortfall, Class C Interest Carryover Shortfall and Certificate Interest Carryover Shortfall, (D) any unpaid Class A-1 Note Principal Loss Amount, Class A-2 Note Principal Loss Amount, Class A-3 Note Principal Loss Amount, Class A-4 Note Principal Loss Amount, Class A-5 Note Principal Loss Amount, Class B Note Principal Loss Amount, Class C Note Principal Loss Amount, Certificate Principal Loss Amount, Class B Note Principal Carryover Shortfall and Class C Note Principal Carryover Shortfall, and (E) any accrued and unpaid Class A-1 Note Principal Loss Interest Amount, Class A-2 Note Principal Loss Interest Amount, Class A-3 Note Principal Loss Interest Amount, Class A-4 Note Principal Loss Interest Amount, Class A-5 Note Principal Loss Interest Amount, Class B Note Principal Loss Interest Amount, Class C Note Principal Loss Interest Amount, Certificate Principal Loss Interest Amount, Class B Note Principal Carryover Shortfall Interest Amount and Class C Note Principal Carryover Shortfall Interest Amount, in each case through the day preceding the final Distribution Date. On such Distribution Date, upon receipt of such amount, the 1999-A Owner Trustee shall distribute such amounts pursuant to the priorities set forth in Section 3.03, and any balance will be distributed to the Servicer. Thereupon the Servicer shall succeed to all of the corpus of the 1999-A Securitization Trust.

                                 ARTICLE EIGHT
                                   TAX MATTERS

         Section 8.01 TAX AND ACCOUNTING CHARACTERIZATION. It is the intent of the parties hereto that the 1999-A Securitization Trust not constitute a separate entity for federal income tax or state income or franchise tax purposes. It is the intent of each of HTC LP and HTD LP and the Noteholders that the Notes be treated as indebtedness of each of HTC LP and HTD LP secured by the assets of the 1999-A Securitization Trust for federal income tax and state income and franchise tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the 1999-A Securitization Trust shall not file or cause to be filed annual returns, reports or other forms and shall treat the 1999-A Securitization Trust consistent with the characterization that the 1999-A Securitization Trust is not a separate entity for tax purposes.

                                  ARTICLE NINE
                            MISCELLANEOUS PROVISIONS

                            Section 9.01 AMENDMENT.

                  (a) This 1999-A Securitization Trust Agreement and the 1999-A Securitization Documents may be amended by the respective parties thereto, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein, to add, change or eliminate any other provisions hereof or thereof with respect to matters or questions arising hereunder or thereunder that shall not be inconsistent with the provisions hereof or thereof, or to add or amend any provision therein in connection with permitting transfers of the Certificates or the Notes; provided, HOWEVER, that any such action shall not, in the good faith judgment of the parties hereto or thereto, adversely affect in any material respect the interests of any Noteholders, any Certificateholders, the 1999-A Indenture Trustee, the 1999-A Owner Trustee or the Origination Trustee; or, as a condition to the effectiveness of such amendment, the 1999-A Indenture Trustee and the 1999-A Owner Trustee shall have received an Opinion of Counsel to the effect that such action shall not adversely affect in any material respect the interests of any Noteholders or any Certificateholders; and PROVIDED, FURTHER that any amendment eliminating the Reserve Fund or reducing the Reserve Fund
         Requirement shall also require HTC LP and HTD LP to deliver to the 1999-A Owner Trustee an Opinion of Counsel to the effect that after such amendment, for federal income tax purposes, the 1999-A Securitization Trust will not be treated as an association taxable as a corporation and the Notes should properly be characterized as indebtedness that is secured by the assets of the 1999-A
         Securitization Trust.

                  (b) This 1999-A Securitization Trust Agreement and the 1999-A Securitization Documents may also be amended from time to time by the respective parties hereto or thereto including with respect to (i) changing the formula for determining the Reserve Fund Requirement and changing the Reserve Fund Tests which change could result in a decrease in the amount of the Reserve Fund Requirement, (ii) changing the manner by which the Reserve Fund is funded, which changes could include borrowings by HTC LP and HTD LP to fund all or a portion of the Reserve Fund Initial Deposit (which borrowings would be payable from assets or cash flow otherwise payable to HTC LP and HTD LP), (iii) changing the remittance schedule for deposits in the 1999-A Note Distribution Account and the 1999-A Certificate Distribution Account, or (iv) changing the definition of "Eligible Investments", if either (A) the 1999-A Indenture Trustee has been furnished with confirmation (written or oral) from each Rating Agency to the effect that such amendment would not cause its then-current rating of any Rated Notes to be qualified, reduced or withdrawn, or (B) the 1999-A Indenture Trustee has received the consent of the Noteholders holding Notes representing more than 50% of the aggregate Voting Interests, acting as a single Class, and the 1999-A Owner Trustee has received the consent of the Certificateholders holding Certificates representing more than 50% of the aggregate Voting Interests (which consent of any Noteholder or Certificateholder given pursuant to this
         Section 9.01(b) or pursuant to any other provision of this 1999-A Securitization Trust Agreement shall be conclusive and binding on such Noteholder or Certificateholder and on all future Noteholders or Certificateholders of such Note and of any Note or Certificate issued upon the transfer thereof or in exchange thereof, or in lieu thereof whether or not notation of such consent is made upon the Note or Certificate); PROVIDED, HOWEVER, that (1) any amendment eliminating the Reserve Fund or reducing the Reserve Fund Requirement to less than the lesser of the Reserve Fund Initial Deposit and the sum of the Note Balance and the Certificate Balance as of the related
         Distribution Date (after giving effect to reductions in the Note Balance and Certificate Balance on such Distribution Date), shall also require that the 1999-A Indenture Trustee and each Rating
         Agency receive an Opinion of Counsel to the effect that, after such amendment, for federal income tax purposes the Notes will properly be characterized as indebtedness that is secured by the assets of the 1999-A Securitization Trust; and (2) no such amendment shall (x) except as otherwise provided in Section 9.01(a), increase or reduce in any manner (i) the amount of, or accelerate or delay the timing of, collections of payments on the 1999-A SUBI Interest, the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates, or distributions that shall be required to be made on any Note or Certificate or (ii) the applicable Note Rate or Certificate Rate or
         (y) reduce the aforesaid percentage of the aggregate Voting Interest of the Notes or the aggregate Voting Interest of the Certificates required to consent to any such amendment, without the consent of all of the Noteholders and all of the Certificateholders holding
         Notes or Certificates, as applicable, then outstanding.

                  (c) The 1999-A Owner Trustee shall provide each Rating Agency prior notice of any proposed amendment hereto and copies of an Opinion of Counsel, if relevant, whether or not such amendment requires the approval of the Rating Agency. Any notice of any such amendment or modification as to which notice is required to be given to any Rating Agency shall contain both the substance and substantial form of the proposed amendment or modification.

                  (d) Promptly after the execution of any such amendment or consent, the 1999-A Owner Trustee and the 1999-A Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, as the case may be. It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Certificateholders or Noteholders of the execution thereof shall be subject to such reasonable requirements as the 1999-A Owner Trustee may prescribe.

                  (e) Prior to the execution of any amendment to this 1999-A Securitization Trust Agreement, the 1999-A Indenture Trustee and the 1999-A Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this 1999-A Securitization Trust Agreement and that such amendment would not reasonably be expected to adversely affect the federal income tax attributes of the Notes. The 1999-A Indenture Trustee and the 1999-A Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the 1999-A Indenture Trustee's or 1999-A Owner Trustee's, as the case may be, own rights, duties or immunities under this 1999-A Securitization Trust Agreement or otherwise.

         Section 9.02 PROTECTION OF TITLE TO 1999-A SECURITIZATION TRUST.

                  (a) Each of HTC LP and HTD LP shall execute and file, or cause to be executed and filed, such financing statements and such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Certificateholders, the Noteholders, the 1999-A Owner Trustee and the 1999-A Indenture Trustee under this 1999-A Securitization Trust Agreement in the 1999-A SUBI Interest, the 1999-A SUBI Certificates, the Reserve Fund Property and the proceeds thereof. Each of HTC LP and HTD LP shall deliver (or cause to be delivered) to the 1999-A Owner Trustee and the 1999-A Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither of HTC LP nor HTD LP shall change its name, identity or partnership structure in any manner that would, could or might make any financing statement or continuation statement filed by HTC LP or HTD LP in accordance with Section 9.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC unless it shall have given the 1999-A Owner Trustee written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of HTC LP and HTD LP shall give the 1999-A Owner Trustee prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly make any such filing.

                  (d) Each of HTC LP and HTD LP shall deliver to the 1999-A Owner Trustee promptly after the execution and delivery of each amendment to this 1999-A Securitization Trust Agreement, an Opinion of Counsel either (i) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the 1999-A Owner Trustee in the 1999-A SUBI Interest, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

         Section 9.03 LIMITATIONS ON RIGHTS OF OTHERS. Except for Section 2.07, the provisions of this 1999-A Securitization Trust Agreement are solely for the benefit of the 1999-A Owner Trustee, the Delaware Owner Trustee, HTC LP, HTD LP, the Certificateholders, the Servicer, the 1999-A Indenture Trustee and the Noteholders, and nothing in this 1999-A Securitization Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the 1999-A Securitization Trust Estate or under or in respect of this 1999-A Securitization Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 9.04 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the 1999-A Indenture Trustee, at The Bank of New York, 101 Barclay Street, Floor 12E, New York, New York 10286 (telecopier no. (212) 815-5544), Attention:
Corporate Trust Department; (ii) if to the 1999-A Owner Trustee, at U.S. Bank National Association, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (telecopier no. (312) 228-9401), Attention: Honda Auto Lease Trust 1999-A, (iii) if to HTC LP, at 700 Van Ness Avenue, Torrance, California 90501 (telecopier no.
(310) 787-3910), Attention: General Partner, (iv) if to HTD LP, at 700 Van Ness Avenue, Torrance, California 90501 (telecopier no. (310) 787-3910) Attention:
General Partner, (v) if to the Delaware Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-1576), (vi) if to Moody's, at Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 (telecopier no. (212) 553-0573), Attention: ABS Monitoring Group; (vii) if to Standard & Poor's, at Standard & Poor's Ratings Services, 55 Water Street, 47th Floor, New York, New York 10041 (telecopier no. (212) 208-0030) Attention: Asset Backed Surveillance Group; (viii) if to Fitch, to One State Street Plaza, New York, New York 10004 (telecopier no. (212) 376-6979) Attention: Asset-Backed Surveillance; or (ix) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

         Section 9.05 SEVERABILITY OF PROVISIONS. Any provision of this 1999-A Securitization Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 9.06 COUNTERPARTS. This 1999-A Securitization Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 9.07 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, HTC LP, HTD LP, the 1999-A Owner Trustee, the Delaware Owner Trustee, the 1999-A Indenture Trustee, the Certificateholders and the Noteholders and their respective successors and permitted assigns, all to the extent herein provided. Any request, notice, direction, consent, waiver or other instrument or action by HTC LP, HTD LP, the Certificateholders and the Noteholders shall bind the successors and assigns of HTC LP, HTD LP, such Certificateholders and such Noteholders.

         Section 9.08 NO RECOURSE. The Certificates entitle the holders thereof to the rights and benefits set forth in this 1999-A Securitization Trust Agreement and in the Certificates. The Certificates do not represent interests in or obligations of the Servicer, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee or any Affiliate thereof (other than the 1999-A Securitization Trust) and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this 1999-A Securitization Trust Agreement, the Certificates or the 1999-A Securitization Documents.

         Section 9.09 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 9.10 GOVERNING LAW. THIS 1999-A SECURITIZATION TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE (EXCEPT FOR THE PROVISIONS OF SECTION 3.04 HEREOF, WHICH SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK), WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

         Section 9.11 CERTIFICATES NONASSESSABLE AND FULLY PAID. Subject to
Section 2.07, the Certificateholders shall not be personally liable for obligations of the 1999-A Securitization Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the 1999-A Securitization Trust or for any reason whatsoever, and, upon authentication thereof pursuant to Sections 4.01 and 4.02, the Certificates shall be deemed fully paid.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this 1999-A Securitization Trust Agreement to be duly executed by their respective officers as of the day and year first above written by its duly authorized officer.

                                HONDA TITLING C L.P.

                                By:   HONDA TITLING C LLC,
                                         its General Partner

                                By:   HONDA FUNDING INC.,
                                          as Manager



                                By:               /S/ Y.KOHAMA
                                   ---------------------------------------
                                      Name:       Y. Kohama
                                      Title:      President


                                HONDA TITLING D L.P.

                                By:   HONDA TITLING D LLC,
                                         its General Partner

                                By:   HONDA FUNDING INC.,
                                        as Manager



                                By:               /S/ Y.KOHAMA
                                   ---------------------------------------
                                      Name:       Y. Kohama
                                      Title:      President

                                U.S. BANK NATIONAL ASSOCIATION,
                                        as Owner Trustee



                                By:      /S/ PATRICIA M. CHILD
                                   ---------------------------------------
                                      Name:       Patricia M. Child
                                      Title:      Vice President


                                U.S. BANK NATIONAL ASSOCIATION,
                                    as Residual Value Insurance Co-Trustee



                                By:      /S/ PATRICIA M. CHILD
                                   ---------------------------------------
                                      Name:       Patricia M. Child
                                      Title:      Vice President




                                WILMINGTON TRUST COMPANY, as Delaware Owner
                                 Trustee


                                By:      /S/ PATRICIA A. EVANS
                                   ---------------------------------------
                                      Name:     Patricia A. Evans
                                      Title:    Financial Services Officer


                                THE BANK OF NEW YORK, as Indenture Trustee



                                By:      /S/ KELLY A. SHEAHAN
                                   ---------------------------------------
                                      Name:     Kelly A. Sheahan
                                      Title:    Assistant Vice President

                                                                       EXHIBIT A


         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN THE EVENT OF THE DISSOLUTION, TERMINATION OR BANKRUPTCY OF [HONDA TITLING C L.P. /HONDA TITLING D L.P.] WHEN IT IS HOLDER HEREOF AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID.

                          HONDA AUTO LEASE TRUST 1999-A

                   FORM OF AUTO LEASE ASSET-BACKED CERTIFICATE

evidencing an undivided beneficial interest in the 1999-A Securitization Trust, as defined below, the property of which includes, among other things, the 1999-A SUBI Certificates (transferred pursuant to the 1999-A Securitization Trust Agreement), collectively evidencing a 99.8% beneficial interest in the 1999-A SUBI Assets. The property of the 1999-A Securitization Trust has been pledged to the 1999-A Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

         This Certificate does not represent an interest in or obligation of Honda Titling C L.P., Honda Titling D L.P., American Honda Finance Corporation, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the Delaware Owner Trustee or any of their respective Affiliates, except to the extent described below.

         THIS CERTIFIES THAT [HONDA TITLING C L.P. ("HTC LP")/HONDA TITLING D L.P. ("HTD LP")] is the registered owner of a [99%/1%] equity interest in a separate series designated as the "1999-A Note Securitization Trust" (the "1999-A Note Securitization Trust") of the Honda Auto Lease Trust 1999-A (the "1999-A Securitization Trust") formed by HTC LP and HTD LP. The 1999-A Securitization Trust was created pursuant to the 1999-A Securitization Trust Agreement dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement"), among HTC LP, HTD LP, U.S. Bank National Association ("U.S. Bank"), a national banking association, as owner trustee (the "1999-A Owner Trustee"), Wilmington Trust Company, a Delaware corporation, as Delaware owner trustee (the "Delaware Owner Trustee"), and The Bank of New York, a New York banking corporation, as indenture trustee (the "1999-A Indenture Trustee"). A summary of certain of the pertinent provisions of the 1999-A Securitization Trust Agreement is set forth below. To the extent not otherwise defined herein capitalized terms used herein without definitions have the respective meanings assigned to them in the Agreement of Definitions, dated as of July 1, 1999, by and among HVT, Inc., Delaware Trust Capital Management, Inc, American Honda Finance Corporation, U.S. Bank, the Delaware Owner Trustee, the 1999-A Indenture Trustee, Honda Titling A L.P., Honda Titling B L.P., Honda Titling C L.P. and Honda Titling D L.P.

         This Certificate is issued under the 1999-A Securitization Trust Agreement and designated as a "Honda Auto Lease Trust 1999-A Auto Lease Backed Certificate" (a "Certificate"). This Certificate is issued under and is subject to the terms, provisions and conditions of the 1999-A Securitization Trust Agreement, to which 1999-A Securitization Trust

Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         The property of the 1999-A Securitization Trust includes, among other things, (i) the HTC LP 1999-A SUBI Certificate evidencing a 98.802% interest in the 1999-A SUBI Assets, (ii) the HTD LP 1999-A SUBI Certificate evidencing a 0.998% interest in the 1999-A SUBI Assets, (iii) the amounts on deposit from time to time in the 1999-A SUBI Accounts, (iv) rights as the third-party beneficiary of the Servicing Agreement, the 1999-A Servicing Supplement, the Origination Trust Agreement and the 1999-A SUBI Supplement and (v) all of the proceeds of the foregoing. The rights of the 1999-A Securitization Trust in the foregoing property (excluding any interest in the Residual Value Insurance Policy or any other residual value insurance policy to the extent such interest relates to the 1999-A Contracts and the 1999-A Leased Vehicles) have been pledged by the 1999-A Owner Trustee to the 1999-A Indenture Trustee pursuant to the Indenture to secure the payment of the Notes.

         Payments in respect of the 1999-A SUBI Certificates will be allocated between the Notes and the Certificates and paid to, among other recipients, the registered holder of this Certificate as provided in the 1999-A Securitization Trust Agreement.

         The holder of this Certificate acknowledges and agrees that its rights to receive payments in respect of this Certificate are subordinated to the rights of the Noteholders as described in the 1999-A Securitization Trust Agreement and the Indenture, as applicable.

         By accepting this Certificate, the holder hereof waives any claim to any proceeds or assets of the Origination Trust other than those from time to time included within the 1999-A SUBI Interest as 1999-A SUBI Assets.

         It is the intention of [HTC LP/HTD LP], as the holder of this Certificate, that the Notes will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The 1999-A Owner Trustee and [HTC LP/HTD LP], as the holder of this Certificate, by acceptance of this Certificate, agree to treat the Notes, for purposes of federal, state, and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the 1999-A Securitization Trust Agreement on all applicable tax returns in a matter consistent with such treatment.

         The holder of this Certificate, by accepting this Certificate, covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the 1999-A Securitization Trust, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership (or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

         If, notwithstanding the statement of intentions and undertakings set forth in Section 8.01 of the 1999-A Securitization Trust Agreement and herein, it is finally determined that the Notes do not evidence indebtedness of HTC LP and HTD LP for all income and franchise tax purposes, but rather represent equity interests in the assets of the 1999-A Securitization Trust, then [HTC LP/HTD LP], as holder hereof, agrees (i) to treat the Notes, together with this Certificate, as representing an interest in a partnership for all tax purposes,
(ii) to treat all payments in respect of such Certificate (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate losses to such Certificate only to the extent required for the allocation of all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1999-A Securitization Trust to [HTC LP/HTD LP] to be respected for federal income tax purposes.

         This Certificate does not represent an obligation of, or an interest in, HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee, the 1999-A Owner Trustee, the Origination Trust or any of their respective Affiliates, other than the 1999-A Securitization Trust. This Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A SUBI Interest, the 1999-A SUBI Certificates and certain monies on deposit in the Reserve Fund and in certain other accounts, in each case to the extent and as more specifically set forth in the 1999-A Securitization Trust Agreement. A copy of the 1999-A Securitization Trust Agreement may be examined during normal business hours at the Corporate Trust Office of the 1999-A Owner Trustee, and at such other places in the United States, if any, designated by the 1999-A Owner Trustee, by the Certificateholder upon request.

         The 1999-A Securitization Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholder under the 1999-A Securitization Trust Agreement at any time by HTC LP, HTD LP, the Servicer, the 1999-A Indenture Trustee and the 1999-A Owner Trustee. In certain limited circumstances, the 1999-A Securitization Trust Agreement may only be amended with the consent of Holders of Notes evidencing more than 50% of the aggregate Percentage Interests of all Notes, voting together as a single class.

         As provided in the 1999-A Securitization Trust Agreement, this Certificate shall be owned by [HTC LP/HTD LP] and may not be transferred.

         The obligations and responsibilities created by the 1999-A Securitization Trust Agreement and the 1999-A Securitization Trust created thereby shall terminate upon the payment to Noteholders of all amounts required to be paid to them pursuant to the 1999-A Securitization Trust Agreement and the disposition of all property held as part of the 1999-A Securitization Trust. The Servicer may at its option purchase the corpus of the 1999-A Securitization Trust at a price specified in the 1999-A Securitization Trust Agreement, and such purchase of the 1999-A SUBI, the Retained 1999-A SUBI Certificates and other property of the 1999-A Securitization Trust will effect early retirement of this Certificate; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the sum of the Note Balance and the Certificate Balance shall be less than or equal to ten percent (10%) of the sum of the Initial Note Balance and the Initial Certificate Balance.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1999-A Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the 1999-A Securitization Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust and not in its individual capacity has caused this Certificate to be duly executed by its duly authorized officer.

                                          HONDA AUTO LEASE TRUST 1999-A

                                          BY: U.S. Bank National Association,
                                          as 1999-A Owner Trustee



                                          By:
                                             --------------------------------
                                               Name:
                                               Title:



              1999-A OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned 1999-A Securitization Trust Agreement.

U.S. Bank National Association,
       as 1999-A Owner Trustee



By:
   -------------------------------
       Name:
       Title:

                                                                       EXHIBIT B


                             CERTIFICATE OF TRUST OF
                          HONDA AUTO LEASE TRUST 1999-A




                                      B-1